UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04409

Eaton Vance Municipals Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2005

Item 1. Reports to Stockholders

Annual Report July 31, 2005

EATON VANCE
MUNICIPALS
TRUST

Arizona
Colorado
Connecticut
Michigan
Minnesota
New Jersey
Pennsylvania

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Municipals Funds as of July 31, 2005

TABLE OF CONTENTS

President’s Letter to Shareholders	2

Market Recap	3

Fund Investment Updates
Arizona	4
Colorado	6
Connecticut	8
Michigan	10
Minnesota	12
New Jersey	14
Pennsylvania	16

Fund Expenses	18

Financial Statements	21

Board of Trustees’ Annual Approval of the Investment Advisory Agreements	74

Management and Organization	76

Eaton Vance Municipals Funds as of July 31, 2005

LETTER TO SHAREHOLDERS

Thomas J. Fetter

President

Like all fixed-income markets, the municipal bond market responds to many factors, from changes in interest rates and economic trends to fluctuations in municipal bond issuance. Another key variable is the policy of the Federal Reserve, the nation’s central bank, known popularly as “The Fed.” The Fed’s policies are important to the nation’s economy and markets.

Founded in the wake of crisis, the Federal Reserve plays a vital role...

The Federal Reserve System was established by the Federal Reserve Act of 1913 in the wake of a series of financial crises, the most recent of which – the Panic of 1907 – had caused bank failures, a rash of bankruptcies, a dramatic loss of confidence and a severe economic downturn. Congress was determined to create a central bank that provided a vigilant monetary policy, price stability, a more elastic currency and more careful supervision over the nation’s banks.

The Open Market Committee: influencing the money supply and credit conditions...

The Fed has a number of tools at its disposal to adjust monetary policy. Of these, the most commonly used tools are open market operations. The Federal Open Market Committee (FOMC) meets regularly to review inflation, credit conditions and the overall health of the economy. The Fed uses its own research, as well as that of other key economic agencies, to review its various policy options. Treasury, corporate and municipal bond investors alike eagerly await the transcripts of FOMC meetings for a hint of future interest rate trends.

If it deems a change necessary in short-term rates, the Fed will announce an adjustment to its target for the Federal Funds rate – its primary market instrument. To effect that change, the FOMC issues a directive to the trading desk of the Federal Reserve Bank of New York, whose responsibility it is to implement the policy.

Open market operations: The Fed intervenes...

If the Fed sees weakness in the economy and little threat of inflation, it may make outright purchases of Treasury securities – either from the “street” or privately from foreign central banks – thus adding reserves to the banking system. This action tends to lower interest rates, increase loans and stimulate economic activity. In so doing, the Fed is said to be easing monetary policy.

On the other hand, if the Fed sees the economy overheating and inflation looming, it may sell Treasury securities, thus draining reserves from the system. This action tends to raise rates, discourage consumer and business borrowing and dampen economic activity. In this case, the Fed is said to be tightening monetary policy.

While changes in Fed policy primarily affect short-term rates, long-term rates are determined by inflationary expectations. However, the Fed’s actions can have a significant effect on market psychology and, over time, impact market rates across the borrowing spectrum – for homebuyers seeking mortgages, businesses seeking bank loans and municipal bond issuers.

Fed-watching: A continuing pre-occupation of the market...

Interpreting the Federal Reserve’s actions has long been of keen interest to bond market investors. Until the mid-1990s, analysts needed to keep daily tabs on bank reserves and the Fed’s daily open market activity to determine a change in monetary policy. Starting in February 1994, however, the Fed began to indicate specifically its target Federal Funds rate. That marked a significant change, as analysts were now free to focus less on current policy and more on future potential changes in policy.

Throughout its history, the Federal Reserve has contributed to a more stable and safer monetary system. As that history unfolds, investors will surely continue to monitor its activities closely.

Sincerely,

Thomas J. Fetter
President
September 7, 2005

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Municipals Funds as of July 31, 2005

MARKET RECAP

The U.S. economy continued to generate moderate growth during the year ended July 31, 2005, although surging energy prices and high interest rates were a continuing concern for investors.

Signs of a somewhat weaker economy in the first half of 2005...

The nation’s Gross Domestic Product grew by 3.4% in the second quarter of 2005, according to preliminary Commerce Department figures, following a 3.8% rise in the first quarter. Manufacturing reported a mixed picture, with overall factory activity accelerating somewhat, while areas such as durable goods, metals and textiles remained weak. Consumer spending and a strong housing market remained the twin pillars of growth, although signs of strain were evident in those areas. Consumers were increasingly hard-pressed by soaring oil prices, which translated to higher costs for heating oil and gasoline, as well as lower savings rates.

Meanwhile, the housing sector remained very strong, although analysts expressed concern over real estate speculation. Further concerns centered on heavily mortgaged homeowners whose adjustable-rate loans may be vulnerable to rising interest rates. Capital spending was another mixed picture, as some businesses weighed their ability to invest in new equipment, facilities and software against a climate of sharply rising energy costs. The trade gap widened further, aggravated by weak export growth. The slow export market has been especially vexing in light of the prolonged weakness of the dollar.

Job growth was erratic in the first half of 2005...

Job creation increased in 2005, although the rate of job growth varied dramatically from month to month. Many employers indicated some uneasiness with the uncertainty of the economy and the continuing unpredictability of energy costs. In the service sector, health care and business services remained primary sources of new employment. Construction remained strong, although rising inventories of new homes in some markets suggested a clouded outlook for the sector.

Municipal bond yields were 97% of Treasury yields

4.35%	6.69%

30-Year AAA-rated General Obligation (GO) Bonds*	Taxable equivalent yield in 35.0% tax bracket

4.47%

30-Year Treasury bond

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*                 GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Fund’s yield.  Statistics are as of July 31, 2005.

Past performance is no guarantee of future results.

Source: Bloomberg, L.P.

The Federal Reserve continued to raise short-term interest rates in 2005...

Inflation accelerated somewhat during the period, an increase apparent not only in core energy costs, but also in finished products, a sign that producers are passing their higher energy costs along to consumers. The Federal Reserve hiked short-term interest rates, suggesting it will continue to raise rates to keep the economy from growing too quickly and to keep inflation under control. Beginning in June 2004, the Fed increased its Federal Funds rate – a key short-term interest rate barometer – on ten occasions (including its most recent rate hike in early August), raising that benchmark from 1.00% to 3.50%.

Against this backdrop, the municipal bond market generated solid gains for the period. For the year ended July 31, 2005, the Lehman Brothers Municipal Bond Index – a broad-based, unmanaged market index of municipal bonds – had a total return of 6.35%.*

*                 It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Arizona Municipals Fund as of July 31, 2005

INVESTMENT UPDATE

The Fund

•                  The Fund’s Class A shares had a total return of 6.31% for the year ended July 31, 2005.(1) This return was the result of an increase in net asset value (NAV) to $9.78 per share on July 31, 2005, from $9.65 on July 31, 2004, and the reinvestment of $0.468 in dividends.(2)

•                  The Fund’s Class B shares had a total return of 5.68% for the year ended July 31, 2005.(1) This return was the result of an increase in NAV to $10.87 per share on July 31, 2005, from $10.73 on July 31, 2004, and the reinvestment of $0.460 in dividends.(2)

•                  For comparison, the Lehman Brothers Municipal Bond Index had a total return of 6.35% for the year ended July 31, 2005.(3)

•                  Based on the Fund’s most recent dividends and NAVs on July 31, 2005, of $9.78 per share for Class A and $10.87 for Class B, the Fund’s distribution rates were 4.55% and 3.80%, respectively.(4)  The distribution rates of Class A and Class B are equivalent to taxable rates of 7.37% and 6.16%, respectively.(5)

•                  The SEC 30-day yields for Class A and Class B shares at July 31, 2005, were 3.56% and 3.00%, respectively.(6) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 5.77% and 4.86%, respectively.(5)

Fund Statistics **

• Number of Issues:	60
• Average Maturity:	18.7 years
• Average Rating:	AA
• Average Call:	7.1 years
• Average Dollar Price:	$100.08

**          Fund Statistics are as of July 31, 2005. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

Craig Brandon

Portfolio Manager

Management Discussion

•                  Arizona’s economy has continued to strengthen in 2005, from a solid pace in 2004. The state had job growth of 4.1% in the first quarter of 2005, ranking it second in the country. Retail trade and construction have been the strongest economic sectors, with business services, education, and health care also making strong contributions. Unemployment, at 4.9% in July 2005, was little changed over the year — from 5.0% in July 2004 — but the stronger economic sectors were offset by job declines during the previous 12 months in the information and mining industries.

•                  We remained focused on call protection, which is an important element of the Fund’s investment strategy. In a relatively low-yield environment, we sought opportunities as they arose to replace any income that was lost due to municipal refinancings.

•                  Escrowed bonds were the largest sector weighting at July 31, 2005, due in part to some holdings having been escrowed during the period. Escrowed bonds are generally considered to be of the highest quality, warranting a AAA credit rating, because they have been prerefunded or escrowed to maturity by their issuers and because they are backed by Treasury bonds. They are also attractive investments because they generally provide a reliable stream of income.

•                  During the period, we diversified the Fund’s coupon structure. This strategy has added incremental yield to help bolster the Fund’s income stream. We also continued to diversify according to issuer, sector and insurer, which has served the Fund well historically.

•                  We slightly increased the Fund’s holdings of health care bonds, seeking bonds from hospitals that we believed had sound finances and solid management teams.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)

These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal income tax and/or alternative minimum tax. Income may be subject to state and local taxes. (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.(4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent rates assume a maximum 38.28% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

Eaton Vance Arizona Municipals Fund as of July 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B
Average Annual Total Returns (at net asset value)
One Year	6.31%	5.68%
Five Years	5.72	4.97
Ten Years	5.46	4.77
Life of Fund†	4.94	5.64
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	1.28%	0.68%
Five Years	4.70	4.64
Ten Years	4.95	4.77
Life of Fund†	4.51	5.64

†                  Inception date: Class A: 12/13/93; Class B: 7/25/91

(1)       Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Rating Distribution(2)

By total investments

(2)          Reflects the Fund’s investments as of July 31, 2005. May not be representative of the Fund’s current or future investments and may change due to active management.

**          Source: Thomson Financial. Class B of the Fund commenced investment operations on 7/25/91.

A $10,000 hypothetical investment at net asset value in Class A shares over the same period would have been valued at $17,019. A $10,000 hypothetical investment in Class A shares at the maximum offering price would have been valued at $16,217. Class A of the Fund commenced investment operations on 12/13/93. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

Eaton Vance Colorado Municipals Fund as of July 31, 2005

INVESTMENT UPDATE

The Fund

•                  The Fund’s Class A shares had a total return of 6.02% for the year ended July 31, 2005.(1) This return was the result of an increase in net asset value (NAV) to $9.69 per share on July 31, 2005, from $9.57 on July 31, 2004, and the reinvestment of $0.446 in dividends.(2)

•                  The Fund’s Class B shares had a total return of 5.41% for the year ended July 31, 2005.(1) This return was the result of an increase in NAV to $10.55 per share on July 31, 2005, from $10.42 on July 31, 2004, and the reinvestment of $0.425 in dividends.(2)

•                  For comparison, the Lehman Brothers Municipal Bond Index had a total return of 6.35% for the year ended July 31, 2005.(3)

•                  Based on the Fund’s most recent dividends and NAVs on July 31, 2005 of $9.69 per share for Class A and $10.55 for Class B, the Fund’s distribution rates were 4.32% and 3.57%, respectively.(4) The distribution rates of Class A and Class B are equivalent to taxable rates of 6.97% and 5.76%, respectively.(5)

•                  The SEC 30-day yields for Class A and Class B shares at July 31, 2005 were 3.76% and 3.20%, respectively.(6) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 6.07% and 5.16%, respectively.(5)

Fund Statistics**

• Number of Issues:	40
• Average Maturity:	20.0 years
• Average Rating:	AA
• Average Call:	8.1 years
• Average Dollar Price:	$96.35

**          Fund Statistics are as of July 31, 2005. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

William H. Ahern

Portfolio Manager

Management Discussion

•                  In 2005, the Colorado economy continued to build on its 2004 recovery from the post-dot-com recession and has seen impressive employment growth. First quarter employment increased by 2.6%, compared with a gain of 1.7% for the nation. Construction and energy-related industries led the job gains. However, the manufacturing and information technology sectors saw decreases in employment. From July 2004 to July 2005, Colorado added 50,000 new jobs, helping push the unemployment rate down to 5.2% in July 2005, from 5.5% a year earlier.

•                  Insured* transportation bonds remained an important municipal sector for the Fund, representing 22.9% of net assets at July 31, 2005. Investments included issues for highways from various issuers, both in Colorado and in Puerto Rico. In addition to being exempt from Colorado state taxes, Puerto Rico bonds offer solid credit quality and further opportunities for diversification.

•                  Hospital bonds were the second-largest sector weighting, as health care bonds remained important and beneficial investments for the Fund. We continued to seek geographical diversification in health care bonds across the state. We continued to focus on hospitals with sound cost structures, strong market share and in-demand health care specialities.

•                  We sought opportunities in multi-family housing bonds, which provide much-needed housing for Colorado’s growing population.

•                  Industrial development revenue bonds were another significant sector weighting for the Fund at July 31, 2005. Management remained selective, focusing on an attractive airline and certain Puerto Rico issuers.

*                 Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)

These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal income tax and/or alternative minimum tax. Income may be subject to state and local taxes. (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent rates assume a maximum 38.01% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

Eaton Vance Colorado Municipals Fund as of July 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B
Average Annual Total Returns (at net asset value)
One Year	6.02%	5.41%
Five Years	6.21	5.48
Ten Years	5.74	5.05
Life of Fund†	4.94	5.16
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	0.96%	0.41%
Five Years	5.18	5.15
Ten Years	5.23	5.05
Life of Fund†	4.50	5.16

†                  Inception date: Class A: 12/10/93; Class B: 8/25/92

(1)       Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Rating Distribution(2)

By total investments

(2)          Reflects the Fund’s investments as of July 31, 2005. May not be representative of the Fund’s current or future investments and may change due to active management.

**          Source: Thomson Financial. Class B of the Fund commenced investment operations on 8/25/92.

A $10,000 hypothetical investment at net asset value in Class A shares over the same period would have been valued at $17,474. A $10,000 hypothetical investment in Class A shares at the maximum offering price would have been valued at $16,643. Class A of the Fund commenced investment operations on 12/10/93. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

Eaton Vance Connecticut Municipals Fund as of July 31, 2005

INVESTMENT UPDATE

The Fund

•                  The Fund’s Class A shares had a total return of 4.96% for the year ended July 31, 2005.(1) This return was the result of an increase in net asset value (NAV) to $10.66 per share on July 31, 2005, from $10.61 on July 31, 2004, and the reinvestment of $0.468 in dividends.(2)

•                  The Fund’s Class B shares had a total return of 4.36% for the year ended July 31, 2005.(1) This return was the result of an increase in NAV to $10.61 per share on July 31, 2005, from $10.56 on July 31, 2004, and the reinvestment of $0.404 in dividends.(2)

•                  For comparison, the Lehman Brothers Municipal Bond Index had a total return of 6.35% for the year ended July 31, 2005.(3)

•                  Based on the Fund’s most recent dividends and NAVs on July 31, 2005 of $10.66 per share for Class A and $10.61 for Class B, the Fund’s distribution rates were 4.15% and 3.39%, respectively.(4) The distribution rates of Class A and Class B are equivalent to taxable rates of 6.72% and 5.49%, respectively.(5)

•                  The SEC 30-day yields for Class A and Class B shares at July 31, 2005 were 3.14% and 2.55%, respectively.(6) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 5.09% and 4.13%, respectively.(5)

Fund Statistics**

• Number of Issues:	79
• Average Maturity:	18.2 years
• Average Rating:	AA+
• Average Call:	7.6 years
• Average Dollar Price:	$107.03

**          Fund Statistics are as of July 31, 2005. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

William H. Ahern
Portfolio Manager

Management Discussion

•                  Connecticut’s economy has held steady in 2005, but the state has not benefited from the U.S. economic recovery as much as other states in faster-growing regions. Unemployment edged up in July 2005 to 5.1%, from 4.8% in July 2004. First-quarter employment growth was mixed, with small gains in manufacturing, unchanged construction employment, and mixed results in the services sector. Connecticut still has the highest per capita level of personal income, helping to bolster government tax revenues. However, a declining long-term trend in manufacturing employment, which has occurred throughout New England, has continued to restrain growth.

•                  The Fund underperformed the Lehman Brothers Municipal Bond Index primarily because of its under-weighting, relative to the Index, in lower rated bonds that performed well when the market rallied at certain points during the year. In addition, Connecticut does not issue bonds in sectors, such as tobacco and airlines, that had strong performance during the period.

•                  With the state’s economy still somewhat sluggish, education bonds — both insured* and non-insured — have been an attractive area and were among the top sector weightings in the Fund at July 31, 2005. These issues typically are offered with attractive coupon and call features, and benefit strong, traditional educational institutions in the state.

•                  Insured* transportation bonds were another investment focus for the Fund. Investments included issues for a local airport and highway bonds issued by the Puerto Rico Highway and Transportation Authority. Typically, Puerto Rico issues offer good quality and further opportunities for diversification, as well as being tax-exempt in Connecticut.

•                  Management continued to focus on upgrading the Fund’s call protection. As low interest rates prompt refundings, call protection remains an important concern for municipal investors.

*                 Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)

These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal income tax and/or alternative minimum tax. Income may be subject to state and local taxes. (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent rates assume a maximum 38.25% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

Eaton Vance Connecticut Municipals Fund as of July 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B
Average Annual Total Returns (at net asset value)
One Year	4.96%	4.36%
Five Years	5.82	5.06
Ten Years	5.65	4.87
Life of Fund†	5.77	5.02
SEC Average Annual Total Returns (inlcuding sales charge or applicable CDSC)
One Year	-0.03%	-0.64%
Five Years	4.78	4.73
Ten Years	5.14	4.87
Life of Fund†	5.31	5.02

†                  Inception date: Class A: 4/19/94; Class B: 5/1/92

(1)       Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Rating Distribution(2)

By total investments

(2)          Reflects the Fund’s investments as of July 31, 2005. May not be representative of the Fund’s current or future investments and may change due to active management.

**          Source: Thomson Financial. Class B of the Fund commenced investment operations on 5/1/92.

A $10,000 hypothetical investment at net asset value in Class A shares over the same period would have been valued at $17,321. A $10,000 hypothetical investment in Class A shares at the maximum offering price would have been valued at $16,505. Class A of the Fund commenced investment operations on 4/19/94. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

Eaton Vance Michigan Municipals Fund as of July 31, 2005

INVESTMENT UPDATE

The Fund

•                  The Fund’s Class A shares had a total return of 6.34% for the year ended July 31, 2005.(1) This return was the result of an increase in net asset value (NAV) to $9.63 per share on July 31, 2005, from $9.48 on July 31, 2004, and the reinvestment of $0.441 in dividends.(2)

•                  The Fund’s Class B shares had a total return of 5.76% for the year ended July 31, 2005.(1) This return was the result of an increase in NAV to $10.75 per share on July 31, 2005, from $10.58 on July 31, 2004, and the reinvestment of $0.431 in dividends.(2)

•                  For comparison, the Lehman Brothers Municipal Bond Index had a total return of 6.35% for the year ended July 31, 2005.(3)

•                  Based on the Fund’s most recent dividends and NAVs on July 31, 2005 of $9.63 per share for Class A and $10.75 for Class B, the Fund’s distribution rates were 4.36% and 3.61%, respectively.(4) The distribution rates of Class A and Class B are equivalent to taxable rates of 6.98% and 5.78%, respectively.(5)

•                  The SEC 30-day yields for Class A and Class B shares at July 31, 2005 were 3.61% and 3.04%, respectively. (6) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 5.78% and 4.87%, respectively.(5)

Fund Statistics**

• Number of Issues:	56
• Average Maturity:	22.5 years
• Average Rating:	AA-
• Average Call:	6.8 years
• Average Dollar Price:	$103.58

**          Fund Statistics are as of July 31, 2005. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

William H. Ahern

Portfolio Manager

Management Discussion

•                  Michigan’s economy has continued to struggle, compared to the rest of the nation. July 2005 unemployment, at 7.0%, remained well above the national average of 5.0%, with manufacturing job losses — especially in the state’s dominant automotive industry — having the biggest negative impact on overall employment. Smaller declines in professional and business services were offset by gains in the trade, transportation and utilities, leisure and hospitality, government, and education and health services sectors.

•                  The health care sector was one of the top sector weightings in the Fund at July 31, 2005. With cost containment increasingly a requisite for survival in the hospital industry, management sought issuers believed to have strong underlying fundamentals, attractive health care specialties and high utilization rates.

•                  Insured* escrowed/prerefunded bonds were another major investment for the Fund. Escrowed bonds are generally considered to be of the highest quality, warranting a AAA credit rating, because they have been prerefunded or escrowed to maturity by their issuers and because they are backed by Treasury bonds. They are also attractive investments because they generally provide a reliable stream of income.

•                  Insured* general obligations provided high-quality investments in the state’s still-recovering economy. The Fund’s investments were diversified among local school district issuers. Given the slow recovery of the Michigan economy, these holdings are designed to provide an added measure of security.

•                  Insured* education remained an important sector for the Fund. Investments included bonds from Michigan’s state university system. Historically, these institutions have enjoyed strong applicant demand and stable-to-rising tuition income.

*                 Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)

These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal income tax and/or alternative minimum tax. Income may be subject to state and local taxes. (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent rates assume a maximum 37.54% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

Eaton Vance Michigan Municipals Fund as of July 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B
Average Annual Total Returns (at net asset value)
One Year	6.34%	5.76%
Five Years	6.33	5.57
Ten Years	5.56	4.90
Life of Fund†	4.79	5.42
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	1.32%	0.76%
Five Years	5.31	5.24
Ten Years	5.05	4.90
Life of Fund†	4.35	5.42

†                  Inception date: Class A: 12/7/93; Class B: 4/19/91

(1)       Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Rating Distribution(2)

By total investments

(2)          Reflects the Fund’s investments as of July 31, 2005. May not be representative of the Fund’s current or future investments and may change due to active management.

**          Source: Thomson Financial. Class B of the Fund commenced investment operations on 4/19/91.

A $10,000 hypothetical investment at net asset value in Class A shares over the same period would have been valued at $17,182. A $10,000 hypothetical investment in Class A shares at the maximum offering price would have been valued at $16,368. Class A of the Fund commenced investment operations on 12/7/93. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

Eaton Vance Minnesota Municipals Fund as of July 31, 2005

INVESTMENT UPDATE

The Fund

•                  The Fund’s Class A shares had a total return of 7.02% for the year ended July 31, 2005.(1) This return was the result of an increase in net asset value (NAV) to $9.32 per share on July 31, 2005, from $9.11 on July 31, 2004, and the reinvestment of $0.418 in dividends.(2)

•                  The Fund’s Class B shares had a total return of 6.23% for the year ended July 31, 2005.(1) This return was the result of an increase in NAV to $10.02 per share on July 31, 2005, from $9.81 on July 31, 2004, and the reinvestment of $0.392 in dividends.(2)

•                  For comparison, the Lehman Brothers Municipal Bond Index had a total return of 6.35% for the year ended July 31, 2005.(3)

•                  Based on the Fund’s most recent dividends and NAVs on July 31, 2005 of $9.32 per share for Class A and $10.02 for Class B, the Fund’s distribution rates were 4.51% and 3.77%, respectively.(4) The distribution rates of Class A and Class B are equivalent to taxable rates of 7.53% and 6.29%, respectively.(5)

•                  The SEC 30-day yields for Class A and Class B shares at July 31, 2005 were 3.50% and 2.93%, respectively.(6) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 5.84% and 4.89%, respectively.(5)

Fund Statistics**

•	Number of Issues:	44
•	Average Maturity:	21.2 years
•	Average Rating:	AA-
•	Average Call:	7.7 years
•	Average Dollar Price:	$97.40

**          Fund Statistics are as of July 31, 2005. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

Craig Brandon

Portfolio Manager

Management Discussion

•                  In 2005, Minnesota’s economy has recovered strongly from lackluster growth in 2004. The most significant employment gains have been in the banking and real estate sectors, while information technology and telecommunications have seen the largest declines. Nevertheless, the unemployment rate has continued to decline throughout 2005, dropping to 3.6% in July 2005 — well below the national rate of 5.0% in July 2005 — from 4.4% in January 2005. Year over year, the state’s unemployment rate has declined a full percentage point, from 4.6% in July 2004.

•                  During the year ended July 31, 2005, management diversified the Fund’s coupon structure. This strategy added incremental yield to help bolster the Fund’s income stream.

•                  Insured* electric utilities was the Fund’s largest sector weighting at July 31, 2005. With high energy prices, low long-term interest rates, and the benefits of deregulation, electric power utilities have become attractive municipal investments.

•                  Health care remained an important sector in the Fund. We continued to focus on hospitals with sound cost structures, strong market share, and in-demand health care specialties.

•                  Management continued to focus on increasing the Fund’s call protection. As low long-term interest rates prompt refundings, call protection remains an important concern for municipal investors.

*                 Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)

These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal income tax and/or alternative minimum tax. Income may be subject to state and local taxes. (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent rates assume a maximum 40.10% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

Eaton Vance Minnesota Municipals Fund as of July 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B
Average Annual Total Returns (at net asset value)
One Year	7.02%	6.23%
Five Years	5.68	4.88
Ten Years	5.27	4.53
Life of Fund†	4.60	4.85
SEC Average Annual Total Returns (including sales charge or applicable (CDSC)
One Year	1.98%	1.23%
Five Years	4.66	4.55
Ten Years	4.77	4.53
Life of Fund†	4.17	4.85

†                  Inception date: Class A: 12/9/93; Class B: 7/29/91

(1)       Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Rating Distribution(2)

By total investments

(2)          Reflects the Fund’s investments as of July 31, 2005. May not be representative of the Fund’s current or future investments and may change due to active management.

**          Source: Thomson Financial. Class B of the Fund commenced investment operations on 7/29/91 .

A $10,000 hypothetical investment at net asset value in Class A shares over the same period would have been valued at $16,721. A $10,000 hypothetical investment in Class A shares at the maximum offering price would have been valued at $15,932. Class A of the Fund commenced investment operations on 12/9/93. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

Eaton Vance New Jersey Municipals Fund as of July 31, 2005

INVESTMENT UPDATE

The Fund

•                  The Fund’s Class A shares had a total return of 8.24% for the year ended July 31, 2005.(1) This return was the result of an increase in net asset value (NAV) to $10.47 per share on July 31, 2005, from $10.13 on July 31, 2004, and the reinvestment of $0.480 in dividends.(2)

•                  The Fund’s Class B shares had a total return of 7.68% for the year ended July 31, 2005.(1) This return was the result of an increase in NAV to $10.93 per share on July 31, 2005, from $10.57 on July 31, 2004, and the reinvestment of $0.439 in dividends.(2)

•                  For comparison, the Lehman Brothers Municipal Bond Index had a total return of 6.35% for the year ended July 31, 2005.(3)

•                  Based on the Fund’s most recent dividends and NAVs on July 31, 2005 of $10.47 per share for Class A and $10.93 for Class B, the Fund’s distribution rates were 4.34% and 3.59%, respectively.(4)  The distribution rates of Class A and Class B are equivalent to taxable rates of 7.33% and 6.07%, respectively.(5)

•                  The SEC 30-day yields for Class A and Class B shares at July 31, 2005 were 4.00% and 3.44%, respectively.(6)  The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 6.76% and 5.81%, respectively.(5)

Fund Statistics**

•	Number of Issues:	89
•	Average Maturity:	26.9 years
•	Average Rating:	AA-
•	Average Call:	10.7 years
•	Average Dollar Price:	$98.77

**          Fund Statistics are as of July 31, 2005. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

Robert B. MacIntosh
Portfolio Manager

Management Discussion

•                  New Jersey continued to show solid economic activity in 2005, with job gains in professional and business services, and slight growth in manufacturing in the Camden area. The state’s unemployment rate was 4.1% in July 2005, down slightly from 4.2% in December 2004, and below the national average of 5.0% in July 2005. Since July 2004, New Jersey has added 48,600 jobs, and its unemployment rate has declined by 0.7 of one percentage point. The state’s housing market is one of the strongest in the nation. However, New Jersey has continued to see job declines in the manufacturing, mining, and information sectors.

•                  The Fund had a higher concentration of lower coupon bonds than the Lehman Brothers Municipal Bond Index, and we believe the relative overweight of these securities, which performed well, helped the Fund to outperform the Index during the period.

•                  Insured* transportation bonds represented the Fund’s largest sector weighting at July 31, 2005. Investments included bonds for river authorities, port facilities, turnpike authorities and a marine terminal – all key segments of New Jersey’s economic infrastructure.

•                  Hospital bonds were also a prominent investment for the Fund. Management was selective within this sector, given the industry’s competitive and operating pressures, focusing on issues of well-managed facilities with sound underlying fundamentals and good cost controls.

•                  The Fund also added new insured* general obligation (GO) bonds. Secured by local property taxes, GOs are generally deemed very high quality debt and are valued by investors in an economy in which there are lingering uncertainties about some industrial issuers.

*                 Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)

These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal income taxes and/or alternative minimum tax. Income may be subject to state and local taxes. (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent rates assume a maximum 40.83% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

Eaton Vance New Jersey Municipals Fund as of July 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B
Average Annual Total Returns (at net asset value)
One Year	8.24%	7.68%
Five Years	6.69	5.92
Ten Years	5.97	5.15
Life of Fund†	5.98	5.72
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	3.05%	2.68%
Five Years	5.65	5.60
Ten Years	5.45	5.15
Life of Fund†	5.52	5.72

†      Inception date: Class A: 4/13/94; Class B: 1/8/91

(1)       Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Rating Distribution(2)

By total investments

(2)	Reflects the Fund’s investments as of July 31, 2005. May not be representative of the Fund’s current or future investments and may change due to active management.

**	Source: Thomson Financial. Class B of the Fund commenced investment operations on 1/8/91.

A $10,000 hypothetical investment at net asset value in Class A shares over the same period would have been valued at $17,857. A $10,000 hypothetical investment in Class A shares at the maximum offering price would have been valued at $17,006. Class A of the Fund commenced investment operations on 4/13/94. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

Eaton Vance Pennsylvania Municipals Fund as of July 31, 2005

INVESTMENT UPDATE

The Fund

•                  The Fund’s Class A shares had a total return of 7.14% for the year ended July 31, 2005.(1) This return was the result of an increase in net asset value (NAV) to $9.92 per share on July 31, 2005, from $9.73 on July 31, 2004, and the reinvestment of $0.491 in dividends.(2)

•                  The Fund’s Class B shares had a total return of 6.58% for the year ended July 31, 2005.(1) This return was the result of an increase in NAV to $10.26 per share on July 31, 2005, from $10.06 on July 31, 2004, and the reinvestment of $0.450 in dividends.(2)

•                  For comparison, the Lehman Brothers Municipal Bond Index had a total return of 6.35% for the year ended July 31, 2005.(3)

•                  Based on the Fund’s most recent dividends and NAVs on July 31, 2005 of $9.92 per share for Class A and $10.26 for Class B, the Fund’s distribution rates were 4.69% and 3.94%, respectively.(4)  The distribution rates of Class A and Class B are equivalent to taxable rates of 7.44% and 6.25%, respectively.(5)

•                  The SEC 30-day yields for Class A and Class B shares at July 31, 2005 were 3.68% and 3.06%, respectively.(6) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 5.84% and 4.86%, respectively.(5)

Fund Statistics**

•	Number of Issues:	97
•	Average Maturity:	20.9 years
•	Average Rating:	AA-
•	Average Call:	8.0 years
•	Average Dollar Price:	$98.14

**          Fund Statistics are as of July 31, 2005. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

Thomas Metzold

Portfolio Manager

Management Discussion

•                  Pennsylvania’s economy has continued to grow in 2005, building on an economic recovery that began in 2004 after three years of job losses. Health and social services have led the job gains in 2005, and the state now ranks among the top 10 states in health and social workers per capita. Tourism has also been strong, with an employment increase of 2.4% in the first quarter of 2005. The retail, business services, and education sectors have also made solid contributions. Offsetting these gains, however, have been job declines in the manufacturing, mining, information, and financial sectors.

•                  Insured* general obligations (GOs) remained the Fund’s largest sector weighting at July 31, 2005 and provided what we consider to be a high-quality investment in a recovering economy. The Fund’s GO investments were focused on school district issues, which historically have had fairly stable revenues.

•                  Health care was the second largest weighting in the Fund at July 31, 2005, providing what we believe were attractive income levels. Management is highly selective in this sector, seeking issuers with strong underlying fundamentals, attractive health care specialties and high utilization rates.

•                  Insured* escrowed/prerefunded bonds were another major investment for the Fund. Escrowed bonds are generally considered to be of the highest quality, warranting a AAA credit rating, because they have been prerefunded or escrowed to maturity by their issuers and because they are backed by Treasury bonds. They are also attractive investments because they generally provide a reliable stream of income.

*                 Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Effective February 1, 2005, Thomas Metzold assumed management responsibilities for the Fund. A Vice President of Eaton Vance Management and Boston Research and Management, Mr. Metzold joined Eaton Vance in 1987, and has been a portfolio manager of several Eaton Vance funds since 1991.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)       These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal income tax and/or alternative minimum tax. Income may be subject to state and local taxes. (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent rates assume a maximum 37.00% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

Eaton Vance Pennsylvania Municipals Fund as of July 31, 2005

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B
Average Annual Total Returns (at net asset value)
One Year	7.14%	6.58%
Five Years	6.45	5.69
Ten Years	5.58	4.75
Life of Fund†	5.62	5.42
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	2.00%	1.58%
Five Years	5.43	5.36
Ten Years	5.07	4.75
Life of Fund†	5.16	5.42

†                  Inception date: Class A:  6/1/94; Class B: 1/8/91

(1)       Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Rating Distribution(2)

By total investments

(2)          Reflects the Fund’s investments as of July 31, 2005. May not be representative of the Fund’s current or future investments and may change due to active management.

**          Source: Thomson Financial. Class B of the Fund commenced investment operations on 1/8/91.

A $10,000 hypothetical investment at net asset value in Class A shares over the same period would have been valued at $17,213. A $10,000 hypothetical investment in Class A shares at the maximum offering price would have been valued at $16.392. Class A of the Fund commenced investment operations on 6/1/94. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

Eaton Vance Municipals Funds as of July 31, 2005

FUND EXPENSES

Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 – July 31, 2005).

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of each table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Arizona Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(2/1/05)	(7/31/05)	(2/1/05 - 7/31/05)

Actual
Class A	$1,000.00	$1,019.40	$3.91
Class B	$1,000.00	$1,015.00	$7.54

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.90	$3.91
Class B	$1,000.00	$1,017.30	$7.55

*                 Expenses are equal to the Fund’s annualized expense ratio of 0.78% for Class A shares and 1.51% for Class B shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2005.

Eaton Vance Colorado Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(2/1/05)	(7/31/05)	(2/1/05 - 7/31/05)

Actual
Class A	$1,000.00	$1,016.20	$3.80
Class B	$1,000.00	$1,013.00	$7.54

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.00	$3.81
Class B	$1,000.00	$1,017.30	$7.55

*                 Expenses are equal to the Fund’s annualized expense ratio of 0.76% for Class A shares and 1.51% for Class B shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2005.

Eaton Vance Connecticut Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(2/1/05)	(7/31/05)	(2/1/05 - 7/31/05)

Actual
Class A	$1,000.00	$1,010.00	$3.89
Class B	$1,000.00	$1,007.10	$7.61

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.90	$3.91
Class B	$1,000.00	$1.017.20	$7.65

*                 Expenses are equal to the Fund’s annualized expense ratio of 0.78% for Class A shares and 1.53% for Class B shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2005.

Eaton Vance Michigan Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(2/1/05)	(7/31/05)	(2/1/05 - 7/31/05)

Actual
Class A	$1,000.00	$1,019.20	$3.91
Class B	$1,000.00	$1,014.80	$7.64

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.90	$3.91
Class B	$1,000.00	$1,017.20	$7.65

*                 Expenses are equal to the Fund’s annualized expense ratio of 0.78% for Class A shares and 1.53% for Class B shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2005.

Eaton Vance Minnesota Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(2/1/05)	(7/31/05)	(2/1/05 - 7/31/05)

Actual
Class A	$1,000.00	$1,019.40	$4.01
Class B	$1,000.00	$1,014.80	$7.74

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.80	$4.01
Class B	$1,000.00	$1,017.10	$7.75

*                 Expenses are equal to the Fund’s annualized expense ratio of 0.80% for Class A shares and 1.55% for Class B shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2005.

Eaton Vance New Jersey Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(2/1/05)	(7/31/05)	(2/1/05 - 7/31/05)

Actual
Class A	$1,000.00	$1,024.60	$4.07
Class B	$1,000.00	$1,020.70	$7.82

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.80	$4.06
Class B	$1,000.00	$1,017.10	$7.80

*                 Expenses are equal to the Fund’s annualized expense ratio of 0.81% for Class A shares and 1.56% for Class B shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2005.

Eaton Vance Pennsylvania Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(2/1/05)	(7/31/05)	(2/1/05 - 7/31/05)

Actual
Class A	$1,000.00	$1,021.20	$4.26
Class B	$1,000.00	$1,017.50	$8.00

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.26
Class B	$1,000.00	$1,016.90	$8.00

*                 Expenses are equal to the Fund’s annualized expense ratio of 0.85% for Class A shares and 1.60% for Class B shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2005.

Eaton Vance Arizona Municipals Fund as of July 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 98.2%
Principal Amount (000's omitted)	Security	Value
Education - 0.7%
$500	Glendale, IDA, (Midwestern University), 5.75%, 5/15/21	$542,985
		$542,985
Electric Utilities - 1.4%
$1,000	Salt River, Agriculture Improvements and Power District, 5.00%, 1/1/31	$1,047,610
		$1,047,610
Escrowed / Prerefunded - 14.2%
$1,250	Maricopa County, IDA, (Place Five and The Greenery), Escrowed to Maturity, 8.625%, 1/1/27	$1,403,062
7,500	Maricopa County, Single Family, Escrowed to Maturity, 0.00%, 2/1/16	4,846,425
6,500	Phoenix, IDA, Single Family, Escrowed to Maturity, 0.00%, 12/1/14	4,471,870
		$10,721,357
General Obligations - 3.3%
$1,125	Puerto Rico, 0.00%, 7/1/18	$644,310
1,600	Tucson, 5.375%, 7/1/21	1,836,368
		$2,480,678
Health Care-Miscellaneous - 1.5%
$700	Coconino County, IDA, Health Care Institution, (Guidance Center, Inc.), 5.80%, 6/1/11	$666,330
500	Yavapai County, IDA, Health Care Institution, (West Yavapai Guidance), 6.625%, 8/15/24	472,400
		$1,138,730
Hospital - 6.8%
$650	Arizona Health Facilities Authority, (John C. Lincoln Health Network), 5.75%, 12/1/32	$690,371
1,000	Glendale, IDA, (John C. Lincoln Health Network), 5.00%, 12/1/35	1,005,150
1,350	Maricopa County, IDA, (Catholic Healthcare), 5.50%, 7/1/26	1,436,522
1,000	Scottsdale, IDA, (Scottsdale Healthcare), 5.70%, 12/1/21	1,074,050
1,000	Winslow, IDA, (Winslow Memorial Hospital), 5.50%, 6/1/22	953,480
		$5,159,573

Principal Amount (000's omitted)	Security	Value
Housing - 0.9%
$835	Maricopa County, IDA, (National Health Facilities II), 6.375%, 1/1/19(1)	$647,960
		$647,960
Industrial Development Revenue - 2.1%
$1,000	Casa Grande, (Frito Lay, Inc.), 6.60%, 12/1/10	$1,031,700
650	Phoenix Airport Authority, (America West Airlines, Inc.), (AMT), 6.25%, 6/1/19	533,137
		$1,564,837
Insured-Education - 2.5%
$1,800	Northern Arizona University, (Research Projects), (AMBAC), 5.00%, 9/1/30	$1,898,748
		$1,898,748
Insured-Electric Utilities - 13.0%
$1,000	Maricopa County, Pollution Control Corp., (El Paso Electric Co.), (FGIC), 4.80%, 8/1/40(2)	$1,004,910
3,000	Mesa, Utility System, (FSA), 4.25%, 7/1/29	2,903,100
755	Pima County, IDA, (Tucson Electric Power Co.), (FSA), 7.25%, 7/15/10	780,293
3,000	Puerto Rico Electric Power Authority, (FGIC), 5.00%, 7/1/35	3,194,280
670	Puerto Rico Electric Power Authority, (FSA), Variable Rate, 10.519%, 7/1/29(3)(4)	828,401
500	Puerto Rico Electric Power Authority, (MBIA), 5.00%, 7/1/32	526,875
400	Puerto Rico Electric Power Authority, (MBIA), Variable Rate, 12.295%, 7/1/16(3)(4)	582,676
		$9,820,535
Insured-Escrowed / Prerefunded - 8.2%
$1,000	Maricopa County, IDA, (Samaritan Health Services), (MBIA), Escrowed to Maturity, 7.00%, 12/1/16	$1,254,170
1,000	Mesa IDA, (Discovery Health System), (MBIA), Prerefunded to 1/1/10, 5.625%, 1/1/29	1,105,960
1,000	Pima County, IDA, (Carondolet Health Care Corp.), (MBIA), Escrowed to Maturity, 5.25%, 7/1/11	1,095,920
1,000	Puerto Rico Public Finance Corp., (AMBAC), Variable Rate, Prerefunded to 6/1/08, 7.39%, 6/1/26(3)(5)	1,122,720
500	Tucson Street and Highway Revenue, (FGIC), Prerefunded to 7/1/10, 5.00%, 7/1/18	539,845
1,000	Yuma, IDA, (Yuma Regional Medical Center), (FSA), Prerefunded to 8/1/11, 5.00%, 8/1/31	1,091,290
		$6,209,905

See notes to financial statements

Eaton Vance Arizona Municipals Fund as of July 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations - 2.1%
$1,000	Goodyear Community Facilities Utilities District No. 1, (MBIA), 4.50%, 7/15/29	$1,004,370
500	Puerto Rico, (FSA), Variable Rate, 8.479%, 7/1/27(3)(4)	612,680
		$1,617,050
Insured-Hospital - 8.1%
$1,195	Arizona Health Facilities Authority, (Arizona Healthcare Systems), (FGIC), 5.50%, 6/1/15	$1,347,637
1,000	Arizona Health Facilities Authority, (Northern Arizona Healthcare System), (AMBAC), 4.75%, 10/1/30	1,012,970
2,000	Maricopa County, IDA, (Mayo Clinic Hospital), (AMBAC), 5.25%, 11/15/37(6)	2,111,540
1,500	Scottsdale, IDA, (Scottsdale Memorial Hospital), (AMBAC), 6.125%, 9/1/17	1,616,565
		$6,088,712
Insured-Lease Revenue / Certificates of Participation - 4.1%
$1,000	Arizona State University, (Research Infrastructure Projects), (AMBAC), 5.00%, 9/1/30	$1,054,860
550	Marana, Municipal Facilities, (Municipal Property Corp.), (AMBAC), 5.00%, 7/1/28	576,917
480	Prescott Municipal Property Corp., (MBIA), 5.00%, 7/1/34	505,939
290	Puerto Rico Public Finance Corp., (AMBAC), Variable Rate, 10.135%, 6/1/24(3)(4)	395,809
500	University of Arizona, COP, (AMBAC), 5.00%, 6/1/24	526,785
		$3,060,310
Insured-Special Tax Revenue - 5.6%
$1,000	Arizona Tourism and Sports Authority, (Multipurpose Stadium Facility), (MBIA), 5.00%, 7/1/25	$1,058,520
750	Arizona Tourism and Sports Authority, (Multipurpose Stadium Facility), (MBIA), 5.00%, 7/1/28	789,278
600	Puerto Rico Infrastructure Financing Authority, (AMBAC), 5.50%, 7/1/28	713,574
1,400	Puerto Rico Infrastructure Financing Authority, (AMBAC), Variable Rate, 10.286%, 7/1/28(3)(4)	1,649,550
		$4,210,922
Insured-Transportation - 7.3%
$3,000	Phoenix Civic Improvements Corp., Airport Revenue, (FGIC), (AMT), 5.25%, 7/1/27	$3,152,460
500	Pima County, (MBIA), 3.50%, 7/1/19	461,630
1,700	Puerto Rico Highway and Transportation Authority, (MBIA), 5.50%, 7/1/36	1,927,511
		$5,541,601

Principal Amount (000's omitted)	Security	Value
Insured-Water and Sewer - 4.2%
$1,000	Cottonwood, Property Corp., Water Revenue, (XLCA), 5.00%, 7/1/29	$1,049,490
1,000	Phoenix Civic Improvements Corp., Water System Revenue, (FGIC), 5.00%, 7/1/22	1,059,980
1,000	Phoenix, Civic Improvement Corp., Wastewater System, (MBIA), 5.00%, 7/1/29	1,057,080
		$3,166,550
Other Revenue - 2.8%
$1,750	Arizona Health Facilities Authority, (Blood Systems, Inc.), 4.75%, 4/1/25	$1,746,115
4,400	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50(2)	279,136
3,700	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55(2)	125,097
		$2,150,348
Pooled Loans - 5.4%
$2,000	Arizona Educational Loan Marketing Corp., (AMT), 6.25%, 6/1/06	$2,035,580
2,000	Arizona Educational Loan Marketing Corp., (AMT), 6.30%, 12/1/08	2,010,740
		$4,046,320
Senior Living / Life Care - 1.9%
$1,800	Arizona Health Facilities Authority, (Care Institute, Inc. - Mesa), 7.625%, 1/1/26(7)(8)	$1,450,260
		$1,450,260
Transportation - 0.7%
$500	Puerto Rico Highway and Transportation Authority, 5.00%, 7/1/42	$518,345
		$518,345
Water and Sewer - 1.4%
$1,000	Central Arizona Water Conservation District, 5.50%, 11/1/09	$1,089,610
		$1,089,610
Total Tax-Exempt Investments - 98.2% (identified cost $68,328,820)		$74,172,946
Other Assets, Less Liabilities - 1.8%		$1,359,255
Net Assets - 100.0%		$75,532,201

See notes to financial statements

Eaton Vance Arizona Municipals Fund as of July 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Arizona municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2005, 54.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.4% to 17.1% of total investments.

(1)  Defaulted bond.

(2)  When-issued security.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the aggregate value of the securities is $5,191,836 or 6.9% of the Fund's net assets.

(4)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at July 31, 2005.

(5)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at July 31, 2005.

(6)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(7)  Security is in default and making only partial interest payments.

(8)  Security (or a portion thereof) has been segregated to cover when-issued securities.

See notes to financial statements

Eaton Vance Colorado Municipals Fund as of July 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 98.3%
Principal Amount (000's omitted)	Security	Value
Education - 3.4%
S 1,000	Colorado Educational and Cultural Facilities Authority, (Alexander Dawson School), 5.30%, 2/15/29	$1,040,060
		$1,040,060
Electric Utilities - 3.4%
$500	Colorado Springs, Utilities, 4.75%, 11/15/34	$507,670
500	Colorado Springs, Utilities, 5.00%, 11/15/33	523,280
		$1,030,950
Escrowed / Prerefunded - 8.0%
$975	Colorado Water Resources, Power Development Authority, Prerefunded to 9/1/11, 5.00%, 9/1/21	$1,059,844
3,000	Dawson Ridge, Metropolitan District #1, Escrowed to Maturity, 0.00%, 10/1/22	1,380,810
		$2,440,654
Hospital - 12.0%
$350	Aspen Valley, Hospital District, 6.80%, 10/15/24	$376,498
650	Colorado Health Facilities Authority, (Catholic Health Initiatives), 5.25%, 9/1/21	682,214
250	Colorado Health Facilities Authority, (Parkview Episcopal Medical Center), 6.125%, 9/1/25	255,293
500	Colorado Health Facilities Authority, (Parkview Medical Center), 5.00%, 9/1/25	508,560
500	Colorado Health Facilities Authority, (Portercare Adventist Health), 6.50%, 11/15/31	553,850
500	Colorado Health Facilities Authority, (Vail Valley Medical Center), 5.80%, 1/15/27	531,160
715	University of Colorado Hospital Authority, 5.60%, 11/15/25	750,135
		$3,657,710
Housing - 7.8%
$1,000	Denver, Multifamily, (Bank Lofts), (FHA), (AMT), 6.15%, 12/1/16	$1,023,720
345	Lake Creek, (Affordable Housing Corp.), Multifamily, 6.25%, 12/1/23	320,981
1,000	Lakewood, Multifamily, (FHA), (AMT), 6.65%, 10/1/25	1,022,580
		$2,367,281

Principal Amount (000's omitted)	Security	Value
Industrial Development Revenue - 7.1%
$500	Colorado HFA, (Waste Management, Inc.), (AMT), 5.70%, 7/1/18	$530,795
500	Denver Airport Special Facilities, (United Airlines), (AMT), 6.875%, 10/1/32(1)	456,335
750	Puerto Rico Industrial, Medical and Environmental Pollution Control Facility Finance Authority, (American Home Products), 5.10%, 12/1/18	770,040
500	Puerto Rico Port Authority, (American Airlines), (AMT), 6.25%, 6/1/26	396,015
		$2,153,185
Insured-Education - 4.4%
$610	Colorado School of Mines, (MBIA), 0.00%, 12/1/21	$290,147
1,000	University of Colorado, (FGIC), 5.00%, 6/1/27	1,044,960
		$1,335,107
Insured-General Obligations - 4.5%
$1,000	Pueblo County, School District #70, (FGIC), 5.00%, 12/1/19	$1,107,690
200	Puerto Rico, (FSA), Variable Rate, 8.479%, 7/1/27(2)(3)	245,072
		$1,352,762
Insured-Hospital - 2.6%
$750	Adams County, (Brighton Community Hospital Association), (MBIA), 5.00%, 2/1/31	$786,105
		$786,105
Insured-Housing - 1.7%
$500	Colorado Educational and Cultural Facilities Authority, (Student Housing Foundation/University of Colorado), (AMBAC), 5.00%, 7/1/27	$522,725
		$522,725
Insured-Lease Revenue / Certificates of Participation - 1.8%
$400	Puerto Rico Public Finance Corp., (AMBAC), Variable Rate, 10.135%, 6/1/24(2)(3)	$545,944
		$545,944
Insured-Special Tax Revenue - 3.6%
$1,000	Sand Creek, Metropolitan District, (XLCA), 5.375%, 12/1/27	$1,087,390
		$1,087,390

See notes to financial statements

Eaton Vance Colorado Municipals Fund as of July 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Transportation - 22.9%
$3,500	E-470 Colorado Public Highway Authority, (MBIA), 0.00%, 9/1/16	$2,159,850
1,750	Northwest Parkway Public Highway Authority, (FSA), 5.25%, 6/15/41	1,861,580
3,095	Puerto Rico Highway and Transportation Authority, (AMBAC), 0.00%, 7/1/18	1,811,101
1,000	Puerto Rico Highway and Transportation Authority, (MBIA), 5.50%, 7/1/36(4)	1,133,830
		$6,966,361
Insured-Water and Sewer - 6.0%
$750	Colorado Water Resources, Power Development Authority, (East Cherry Creek Valley Water and Sanitation District), (MBIA), 4.50%, 11/15/32	$747,030
1,000	Widefield, Water and Sanitation District, (MBIA), 5.00%, 12/1/25	1,063,210
		$1,810,240
Senior Living / Life Care - 1.3%
$425	Logan County, Industrial Development, (TLC Care Choices, Inc.), 6.875%, 12/1/23	$391,187
		$391,187
Special Tax Revenue - 4.3%
$400	Bachelor Gulch, Metropolitan District, 6.70%, 11/15/19	$428,868
360	Bell Mountain Ranch, Metropolitan District, 6.625%, 11/15/25	369,382
500	Cottonwood, Water and Sanitation District, 7.75%, 12/1/20	521,095
		$1,319,345
Transportation - 1.3%
$400	Eagle County, (Eagle County Airport Terminal), (AMT), 7.50%, 5/1/21	$409,884
		$409,884
Water and Sewer - 2.2%
$25	Colorado Water Resources, Power Development Authority, 5.00%, 9/1/21	$27,004
540	Colorado Water Resources, Power Development Authority, 5.50%, 9/1/22	627,491
		$654,495
Total Tax-Exempt Investments (identified cost $27,838,082)		$29,871,385

Put Options Purchased - 0.0%
Principal Amount (000's omitted)	Security	Value
$37	U.S. Treasury, Expires 8/26/05, Strike Price $109.00	$578
Total Put Options Purchased (identified cost, $16,345)		$578
Total Investments - 98.3% (identified cost $27,854,427)		$29,871,963
Other Assets, Less Liabilities - 1.7%		$506,355
Net Assets - 100.0%		$30,378,318

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FHA - Federal Housing Administration

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Colorado municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2005, 48.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.6% to 20.7% of total investments.

(1)  Defaulted bond.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the aggregate value of the securities is $791,016 or 2.6% of the Fund's net assets.

(3)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at July 31, 2005.

(4)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Connecticut Municipals Fund as of July 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 98.9%
Principal Amount (000's omitted)	Security	Value
Education - 7.8%
$1,500	Connecticut HEFA, (Loomis Chaffee School), 5.25%, 7/1/31	$1,597,155
2,500	Connecticut HEFA, (University of Hartford), 5.25%, 7/1/32	2,641,725
2,000	Connecticut HEFA, (Yale University), 5.00%, 7/1/42	2,092,260
2,500	Connecticut HEFA, (Yale University), 5.125%, 7/1/27	2,635,425
1,350	University of Connecticut, 5.00%, 5/15/23	1,426,828
		$10,393,393
Electric Utilities - 4.1%
$3,135	Connecticut Development Authority, (Connecticut Light and Power), 5.85%, 9/1/28	$3,407,996
800	Connecticut Development Authority, (Western Mass Electric), Variable Rate, 8.599%, 9/1/28(1)(2)	937,808
1,000	Puerto Rico Electric Power Authority, 5.125%, 7/1/29	1,059,060
		$5,404,864
Escrowed / Prerefunded - 3.1%
$3,010	Connecticut Clean Water Fund, Prerefunded to 10/1/11, 5.50%, 10/1/19	$3,356,451
170	Puerto Rico Public Finance Corp., Escrowed to Maturity, 6.00%, 8/1/26	213,389
545	University of Connecticut, Prerefunded to 4/1/12, 5.375%, 4/1/18	604,797
		$4,174,637
General Obligations - 6.5%
$1,750	Connecticut, 0.00%, 11/1/09	$1,519,980
1,270	Danbury, 4.50%, 2/1/14	1,356,169
1,540	Darien, 4.00%, 12/1/22	1,506,905
1,065	Puerto Rico, 0.00%, 7/1/15	707,139
1,000	Puerto Rico, 5.00%, 7/1/25	1,049,870
400	Redding, 5.50%, 10/15/18	462,644
650	Redding, 5.625%, 10/15/19	763,997
535	Wilton, 5.25%, 7/15/18	609,975
535	Wilton, 5.25%, 7/15/19	611,869
		$8,588,548
Housing - 0.8%
$1,000	Connecticut HFA, 4.70%, 5/15/28	$1,010,890
		$1,010,890

Principal Amount (000's omitted)	Security	Value
Industrial Development Revenue - 7.1%
$3,065	Connecticut Development Authority, Airport Facility, (Signature Flight), (AMT), 6.625%, 12/1/14	$3,025,492
4,500	Eastern Connecticut Resource Recovery Authority, (Wheelabrator Lisbon), (AMT), 5.50%, 1/1/20	4,509,900
700	Puerto Rico Port Authority, (American Airlines), (AMT), 6.25%, 6/1/26	554,421
1,350	Sprague, Environmental Improvement, (International Paper Co.), (AMT), 5.70%, 10/1/21	1,391,742
		$9,481,555
Insured-Education - 14.1%
$1,250	Connecticut HEFA, (Choate Rosemary College), (MBIA), 5.00%, 7/1/27	$1,298,125
1,550	Connecticut HEFA, (Connecticut College), (MBIA), 5.00%, 7/1/32	1,630,120
1,400	Connecticut HEFA, (Connecticut State University System), (FSA), 4.00%, 11/1/35	1,280,944
2,500	Connecticut HEFA, (Fairfield University), (MBIA), 5.25%, 7/1/25	2,677,950
1,000	Connecticut HEFA, (Greenwich Academy), (FSA), 5.00%, 3/1/32	1,045,300
1,970	Connecticut HEFA, (Trinity College), (MBIA), 5.00%, 7/1/22	2,105,103
5,305	Connecticut HEFA, (Trinity College), (MBIA), 5.50%, 7/1/21(3)	6,224,993
1,440	Connecticut HEFA, (Westminster School), (MBIA), 5.00%, 7/1/29	1,514,707
1,000	University of Connecticut, (FGIC), 5.00%, 11/15/29	1,059,430
		$18,836,672
Insured-Electric Utilities - 1.9%
$1,000	Puerto Rico Electric Power Authority, (MBIA), Variable Rate, 12.295%, 7/1/16(1)(4)	$1,456,690
830	Puerto Rico Electric Power Authority, DRIVERS, (FSA), Variable Rate, 10.523%, 7/1/29(1)(4)	1,026,229
		$2,482,919
Insured-Escrowed / Prerefunded - 3.2%
$1,000	Connecticut Special Tax Transportation Infrastructure, (FSA), Prerefunded to 10/1/11, 5.00%, 10/1/21	$1,086,330
2,000	Connecticut, (FSA), Prerefunded to 10/15/12, 5.00%, 10/15/19	2,184,560
375	Puerto Rico Infrastructure Financing Authority, (AMBAC), Variable Rate, Prerefunded to 7/1/08, 7.031%, 7/1/28(1)(2)	419,561
515	Puerto Rico, (FGIC), Prerefunded to 7/1/12, 5.00%, 7/1/32	563,935
		$4,254,386

See notes to financial statements

Eaton Vance Connecticut Municipals Fund as of July 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations - 12.6%
$3,870	Bridgeport, (FGIC), 4.75%, 8/15/21	$4,014,932
2,305	Bridgeport, (FGIC), 5.375%, 8/15/19	2,541,700
1,000	Connecticut, (AMBAC), 5.25%, 6/1/20	1,138,210
1,000	Connecticut, (FGIC), 5.00%, 4/1/24	1,066,950
1,000	New Britain, (MBIA), 6.00%, 3/1/12	1,125,640
3,250	New Haven, (FGIC), 5.00%, 11/1/18	3,490,923
1,265	New Milford, (AMBAC), 5.00%, 1/15/14	1,396,370
350	Puerto Rico, (FSA), Variable Rate, 8.479%, 7/1/27(1)(4)	428,876
1,500	Suffield, (MBIA), 4.75%, 6/15/21	1,554,765
		$16,758,366
Insured-Hospital - 5.4%
$1,000	Connecticut HEFA, (Bridgeport Hospital), (MBIA), 6.625%, 7/1/18	$1,003,000
3,190	Connecticut HEFA, (Children's Medical Center), (MBIA), 5.00%, 7/1/21	3,403,858
1,350	Connecticut HEFA, (Lawrence and Memorial Hospital), (MBIA), 5.00%, 7/1/22	1,351,971
1,335	Connecticut HEFA, (William W. Backus Hospital), (FSA), 5.00%, 7/1/26(5)	1,418,664
		$7,177,493
Insured-Lease Revenue / Certificates of Participation - 3.7%
$3,250	Puerto Rico Public Building Authority, (AMBAC), 5.50%, 7/1/21	$3,805,230
800	Puerto Rico Public Finance Corp., (AMBAC), Variable Rate, 10.135%, 6/1/24(1)(4)	1,091,888
		$4,897,118
Insured-Other Revenue - 1.3%
$550	Connecticut HEFA, (Child Care Facility Program), (AMBAC), 5.00%, 7/1/31	$573,991
1,150	Connecticut HEFA, (Village Families & Children), (AMBAC), 5.00%, 7/1/32	1,205,488
		$1,779,479
Insured-Pooled Loans - 1.4%
$500	Connecticut Higher Education Supplemental Loan Authority, (Family Education Loan Program), (MBIA), (AMT), 4.375%, 11/15/21	$496,805
1,360	Connecticut Higher Education Supplemental Loan Authority, (MBIA), (AMT), 5.25%, 11/15/21	1,425,525
		$1,922,330

Principal Amount (000's omitted)	Security	Value
Insured-Special Tax Revenue - 2.3%
$2,000	Connecticut Special Tax Transportation Infrastructure, (AMBAC), 5.00%, 7/1/24	$2,142,940
800	Puerto Rico Infrastructure Financing Authority, (AMBAC), 5.50%, 7/1/28	951,432
		$3,094,372
Insured-Transportation - 7.7%
$5,500	Connecticut Airport, (Bradley International Airport), (FGIC), (AMT), 5.125%, 10/1/26	$5,712,905
500	Guam International Airport Authority, (MBIA), 5.25%, 10/1/23	548,875
1,750	Puerto Rico Highway and Transportation Authority, (AMBAC), 0.00%, 7/1/16	1,122,170
1,630	Puerto Rico Highway and Transportation Authority, (AMBAC), Variable Rate, 9.08%, 7/1/28(1)(4)	1,880,319
1,000	Puerto Rico Highway and Transportation Authority, (FSA), 4.75%, 7/1/38	1,044,730
		$10,308,999
Insured-Water and Sewer - 3.9%
$1,340	South Central Connecticut Regional Water Authority, (FGIC), 5.125%, 8/1/29	$1,430,825
1,530	South Central Connecticut Regional Water Authority, (MBIA), 5.00%, 8/1/25	1,619,842
2,000	South Central Connecticut Regional Water Authority, (MBIA), 5.00%, 8/1/28	2,127,420
		$5,178,087
Lease Revenue / Certificates of Participation - 1.7%
$1,830	Puerto Rico Public Finance Corp., (Commonwealth Appropriation), 6.00%, 8/1/26	$2,201,856
		$2,201,856
Other Revenue - 0.6%
$8,700	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50(5)	$551,928
7,400	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55(5)	250,194
		$802,122
Solid Waste - 2.1%
$2,750	Connecticut Resources Recovery Authority, (American REF-FUEL Co.), (AMT), 6.45%, 11/15/22	$2,802,525
		$2,802,525

See notes to financial statements

Eaton Vance Connecticut Municipals Fund as of July 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Special Tax Revenue - 4.5%
$3,180	Connecticut Special Tax Transportation Infrastructure, 6.125%, 9/1/12(6)	$3,618,617
2,000	Connecticut Special Tax Transportation Infrastructure, 6.50%, 10/1/12	2,363,640
		$5,982,257
Transportation - 1.2%
$1,000	Puerto Rico Highway and Transportation Authority, 5.00%, 7/1/42	$1,036,690
500	Puerto Rico Highway and Transportation Authority, 5.50%, 7/1/15	558,305
		$1,594,995
Water and Sewer - 1.9%
$1,250	Connecticut Clean Water Fund, 6.00%, 10/1/12	$1,424,513
1,100	Stamford, Water Pollution Control System and Facilities, 5.00%, 11/15/32	1,156,705
		$2,581,218
Total Tax-Exempt Investments (identified cost $122,832,279)		$131,709,081
Put Options Purchased - 0.0%
Principal Amount (000's omitted)	Security	Value
$123	U.S. Treasury, Expires 8/26/05, Strike Price $109.00	$1,922
Total Put Options Purchased (identified cost, $54,335)		$1,922
Total Investments - 98.9% (identified cost $122,886,614)		$131,711,003
Other Assets, Less Liabilities - 1.1%		$1,458,239
Net Assets - 100.0%		$133,169,242

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Fund invests primarily in debt securities issued by Connecticut municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2005, 58.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 7.2% to 24.0% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the aggregate value of the securities is $7,241,371 or 5.4% of the Fund's net assets.

(2)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at July 31, 2005.

(3)  Security (or a portion thereof) has been segregated to cover when-issued securities.

(4)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at July 31, 2005.

(5)  When-issued security.

(6)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Michigan Municipals Fund as of July 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 100.4%
Principal Amount (000's omitted)	Security	Value
Education - 3.3%
$1,250	Michigan Higher Education Facilities Authority, (Creative Studies), 5.85%, 12/1/22	$1,292,162
750	Michigan Higher Education Facilities Authority, (Hillsdale College), 5.00%, 3/1/35	773,205
		$2,065,367
Electric Utilities - 1.7%
$1,000	Puerto Rico Electric Power Authority, 5.125%, 7/1/29	$1,059,060
		$1,059,060
General Obligations - 2.2%
$1,250	Puerto Rico Public Buildings Authority, Commonwealth Guaranteed, 5.25%, 7/1/29	$1,342,937
		$1,342,937
Health Care-Miscellaneous - 1.7%
$1,070	Pittsfield Township EDC, (Arbor Hospice), 7.875%, 8/15/27	$1,046,984
		$1,046,984
Hospital - 13.3%
$500	Allegan Hospital Finance Authority, (Allegan General Hospital), 7.00%, 11/15/21	$532,620
275	Gaylord Hospital Finance Authority, (Otsego Memorial Hospital Association), 6.20%, 1/1/25	282,320
500	Macomb County Hospital Finance Authority, (Mount Clemens General Hospital) , 5.875%, 11/15/34	507,880
610	Mecosta County, (Michigan General Hospital), 5.75%, 5/15/09	627,324
2,000	Michigan Hospital Finance Authority, (Central Michigan Community Hospital), 6.25%, 10/1/27	2,049,640
550	Michigan Hospital Finance Authority, (Chelsea Community Hospital), 5.00%, 5/15/37(1)	541,943
1,250	Michigan Hospital Finance Authority, (McLaren Healthcare), 5.00%, 8/1/35	1,279,963
1,500	Michigan Hospital Finance Authority, (Oakwood Hospital), 5.75%, 4/1/32	1,596,885
750	Michigan Hospital Finance Authority, (Sparrow Obligation Group), 5.625%, 11/15/36	794,888
		$8,213,463

Principal Amount (000's omitted)	Security	Value
Insured-Education - 5.0%
$1,000	Ferris State University, (AMBAC), 5.00%, 10/1/23(2)	$1,036,090
2,000	Western Michigan University, (FGIC), 5.125%, 11/15/22	2,080,320
		$3,116,410
Insured-Electric Utilities - 4.0%
$2,000	Michigan Strategic Fund Resource Recovery, (Detroit Edison Co.), (MBIA), (AMT), 5.55%, 9/1/29	$2,123,560
300	Michigan Strategic Fund, (Detroit Edison Co.), (FGIC), 6.95%, 5/1/11	351,240
		$2,474,800
Insured-Escrowed / Prerefunded - 16.5%
$2,000	Detroit School District, (FGIC), Prerefunded to 5/1/13, 5.25%, 5/1/28	$2,219,760
3,000	Lake Orion, Community School District, (FGIC), Prerefunded to 5/1/08, 5.125%, 5/1/23(3)	3,168,480
1,000	Novi Building Authority, (FSA), Prerefunded to 10/1/10, 5.50%, 10/1/25	1,112,470
2,500	Wyoming Public Schools, (FGIC), Prerefunded to 5/1/08, 5.125%, 5/1/23	2,640,400
1,000	Zeeland Public Schools, (FGIC), Prerefunded to 5/1/09, 5.25%, 5/1/22	1,074,080
		$10,215,190
Insured-General Obligations - 30.1%
$1,250	Ann Arbor, School District, (MBIA), 4.75%, 5/1/29	$1,274,600
1,005	Brighton School District, (AMBAC), 0.00%, 5/1/18	580,458
1,000	Detroit, City School District, (FSA), 6.00%, 5/1/29	1,250,510
1,000	East Lansing, School District, (MBIA), 5.00%, 5/1/30	1,056,460
1,000	Grand Blanc Community Schools, (FSA), 5.00%, 5/1/28	1,053,170
1,000	Healthsource Saginaw, Inc., (MBIA), 5.00%, 5/1/29	1,057,270
1,900	Holland School District, (AMBAC), 0.00%, 5/1/17	1,146,973
1,000	Hudsonville Public Schools, (FSA), 5.00%, 5/1/27	1,060,550
1,000	Hudsonville Public Schools, (FSA), 5.00%, 5/1/29	1,052,420
2,410	Okemos Public Schools, (MBIA), 0.00%, 5/1/16	1,526,687
2,790	Parchment School District, (MBIA), 5.00%, 5/1/25	3,085,461
1,000	Plymouth-Canton, Community School District, (FGIC), 5.00%, 5/1/29	1,052,420
350	Puerto Rico, (FSA), Variable Rate, 8.479%, 7/1/27(4)(5)	428,876
1,400	Redford Union School District No.1, (AMBAC), 5.00%, 5/1/22	1,539,902
1,450	Saginaw, City School District, (FSA), 5.00%, 5/1/34	1,521,688
		$18,687,445

See notes to financial statements

Eaton Vance Michigan Municipals Fund as of July 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Housing - 0.6%
$385	Michigan HDA, Rental Housing, (MBIA), (AMT), 5.30%, 10/1/37	$392,577
		$392,577
Insured-Lease Revenue / Certificates of Participation - 1.7%
$1,000	Michigan Building Authority, (Facilities Program), (MBIA), 5.00%, 10/15/29	$1,049,700
		$1,049,700
Insured-Transportation - 6.6%
$345	Puerto Rico Highway and Transportation Authority, (MBIA), Variable Rate, 10.58%, 7/1/26(4)(5)	$386,969
2,000	Wayne Charter County Airport, Residual Certificates, (MBIA), (AMT), Variable Rate, 7.36%, 12/1/28(4)(6)	2,090,880
1,500	Wayne County, Airport Authority, (MBIA), (AMT), 5.25%, 12/1/26	1,602,975
		$4,080,824
Insured-Water and Sewer - 6.2%
$500	Detroit, Sewer Disposal, (MBIA), 5.00%, 7/1/30	$528,630
1,000	Detroit, Water Supply System, (FGIC), 4.50%, 7/1/35	987,810
2,165	Warren, Water and Sewer, (FSA), 5.25%, 11/1/26	2,328,219
		$3,844,659
Special Tax Revenue - 4.5%
$3,050	Detroit, Downtown Tax Increment, 0.00%, 7/1/16	$1,810,968
2,000	Detroit, Downtown Tax Increment, 0.00%, 7/1/20	961,620
		$2,772,588
Transportation - 3.0%
$750	Kent County Airport Facility, Variable Rate, 12.11%, 1/1/25(4)(6)	$826,365
1,000	Puerto Rico Highway and Transportation Authority, 5.00%, 7/1/36	1,049,340
		$1,875,705
Total Tax-Exempt Investments (identified cost $56,088,054)		$62,237,709

Put Options Purchased - 0.0%
Principal Amount (000's omitted)	Security	Value
$80	U.S. Treasury, Expires 8/26/05, Strike Price $109.00	$1,250
Total Put Options Purchased (identified cost, $35,340)		$1,250
Total Investments - 100.4% (identified cost $56,123,394)		$62,238,959
Other Assets, Less Liabilities - (0.4)%		$(257,058)
Net Assets - 100.0%		$61,981,901

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Fund invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2005, 70.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 6.9% to 26.0% of total investments.

(1)  When-issued security.

(2)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(3)  Security (or a portion thereof) has been segregated to cover when-issued securities.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the aggregate value of the securities is $3,733,090 or 6.0% of the Fund's net assets.

(5)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at July 31, 2005.

(6)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at July 31, 2005.

See notes to financial statements

Eaton Vance Minnesota Municipals Fund as of July 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 100.0%
Principal Amount (000's omitted)	Security	Value
Education - 11.5%
$1,000	Hopkins, (Blake School), 5.50%, 9/1/24	$1,041,000
750	Minnesota Higher Education Facilites Authority, (St. John University), 4.50%, 10/1/26(1)	740,625
1,250	Minnesota Higher Education Facilities Authority, (Hamline University), 6.00%, 10/1/29	1,316,387
575	Minnesota Higher Education Facilities Authority, (Minneapolis College of Art), 5.375%, 5/1/21	598,299
1,380	St. Cloud Housing and Redevelopment Authority, (University Foundation), 5.00%, 5/1/23	1,447,993
		$5,144,304
Electric Utilities - 8.0%
$20	Chaska, Electric, 6.10%, 10/1/30	$22,245
250	Cohasset, PCR, (Allete, Inc.), 4.95%, 7/1/22	253,792
750	Minnesota Municipal Power Agency, 5.00%, 10/1/34	780,742
400	Puerto Rico Electric Power Authority, Variable Rate, 7.70%, 7/1/29(2)(3)	447,240
1,980	Rochester Electric, 5.25%, 12/1/30	2,071,159
		$3,575,178
Escrowed / Prerefunded - 6.2%
$1,980	Chaska, Electric, Prerefunded to 10/1/10, 6.10%, 10/1/30	$2,239,004
500	Minnesota Higher Education Facilities Authority, (St. John's University), Prerefunded to 10/1/11, 5.25%, 10/1/26	527,145
		$2,766,149
General Obligations - 7.3%
$750	Dakota County, Community Development Agency, (Senior Housing Facilities), 5.00%, 1/1/21	$786,667
1,500	Minneapolis and St. Paul General Obligation, Metropolitan Airport Commission, (AMT), 4.50%, 1/1/15	1,534,350
950	Minnesota State, (Duluth Airport), (AMT), 6.25%, 8/1/14	952,565
		$3,273,582
Hospital - 10.0%
$500	Glencoe Health Care Facilities, (Glencoe Regional Health Services), 5.00%, 4/1/31(1)	$498,745
700	Martin County, (Fairmont Community Hospital Association), 6.625%, 9/1/22	749,420
1,500	Rochester Health Care Facilities, (Mayo Clinic), Variable Rate, 8.36%, 11/15/27(2)(3)	1,680,510

Principal Amount (000's omitted)	Security	Value
Hospital (continued)
$500	Shakopee Health Care Facilities, (St. Francis Regional Medical Center), 5.25%, 9/1/34	$517,585
1,000	St. Louis Park, Health Care Facilities Revenue, (Nicollet Health Services), 5.25%, 7/1/30	1,042,630
		$4,488,890
Housing - 6.2%
$500	Columbia Heights, Multifamily, (Housing Crest), 6.625%, 4/20/43	$542,105
500	Minneapolis, Multifamily, (Bottineau Commons), (AMT), 5.45%, 4/20/43	518,480
1,650	Minnetonka, Multifamily, (Archer Heights Apartments), (AMT), 6.00%, 1/20/27	1,716,594
		$2,777,179
Industrial Development Revenue - 5.9%
$1,000	Cloquet, (Potlach Corp.), 5.90%, 10/1/26	$1,013,870
1,605	Minneapolis, Community Development Agency, Common Bond Fund, (AMT), 6.80%, 12/1/24	1,643,151
		$2,657,021
Insured-Education - 1.2%
$500	Minnesota State Colleges and University, (St. Cloud St. University), (FSA), 5.00%, 10/1/19	$535,455
		$535,455
Insured-Electric Utilities - 13.0%
$500	Puerto Rico Electric Power Authority, RITES, (FSA), Variable Rate, 9.876%, 7/1/29(2)(4)	$618,210
950	Southern Minnesota Municipal Power Agency, (MBIA), 0.00%, 1/1/21(5)	476,824
10,000	Southern Minnesota Municipal Power Agency, (MBIA), 0.00%, 1/1/25	4,110,700
565	Western Minnesota Municipal Power Agency, (AMBAC), 5.50%, 1/1/16	617,579
		$5,823,313
Insured-General Obligations - 2.8%
$2,245	Cambridge, Independent School District No. 911, (MBIA), 0.00%, 2/1/29	$703,448
500	Freeborn County, (Criminal Justice Center), (FGIC), 5.00%, 2/1/23	528,770
		$1,232,218

See notes to financial statements

Eaton Vance Minnesota Municipals Fund as of July 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Hospital - 5.7%
$1,000	Minneapolis Health Care System, (Fairview Health Services), (AMBAC), 5.00%, 11/15/34	$1,055,970
450	Plymouth, (Westhealth), (FSA), 6.25%, 6/1/16	471,402
1,000	Willmar, (Rice Memorial Hospital), (FSA), 5.00%, 2/1/32	1,047,440
		$2,574,812
Insured-Lease Revenue / Certificates of Participation - 3.0%
$1,270	Hopkins, Housing and Redevelopment Authority, (Public Works and Fire Station), (MBIA), 5.00%, 2/1/20	$1,358,443
		$1,358,443
Insured-Other Revenue - 1.9%
$800	St. Paul, Housing and Redevelopment Authority, (Block 19), (FSA), 5.35%, 8/1/29	$863,920
		$863,920
Insured-Special Tax Revenue - 2.4%
$1,000	Washington County, Housing and Redevelopment Authority, (Annual Appropriation), (MBIA), 5.50%, 2/1/32	$1,074,210
		$1,074,210
Insured-Transportation - 4.9%
$575	Minneapolis and St. Paul Metropolitan Airport Commission, (AMBAC), 5.00%, 1/1/27	$608,408
1,500	Minneapolis and St. Paul Metropolitan Airport Commission, (FGIC), 5.25%, 1/1/32(6)	1,594,890
		$2,203,298
Miscellaneous - 4.7%
$2,000	Minneapolis, Art Center Facilities, (Walker Art Center), 5.125%, 7/1/21	$2,106,440
		$2,106,440
Senior Living / Life Care - 5.3%
$1,000	Columbia Heights, Multifamily, (Crestview Corp.), 6.00%, 3/1/33	$1,005,160
670	Minneapolis, (Walker Methodist Senior Services), 6.00%, 11/15/28	640,038

Principal Amount (000's omitted)	Security	Value
Senior Living / Life Care (continued)
$975	St. Paul, Housing and Redevelopment, (Care Institute, Inc.-Highland), 8.75%, 11/1/24(7)	$729,827
		$2,375,025
Total Tax-Exempt Investments - 100.0% (identified cost $41,751,245)		$44,829,437
Other Assets, Less Liabilities - (0.0)%		$(13,603)
Net Assets - 100.0%		$44,815,834

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Fund invests primarily in debt securities issued by Minnesota municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2005, 34.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 4.7% to 17.2% of total investments.

(1)  When-issued security.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the aggregate value of the securities is $2,745,960 or 6.1% of the Fund's net assets.

(3)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at July 31, 2005.

(4)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at July 31, 2005.

(5)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(6)  Security (or a portion thereof) has been segregated to cover when-issued securities.

(7)  Security is in default and making only partial interest payments.

See notes to financial statements

Eaton Vance New Jersey Municipals Fund as of July 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 99.1%
Principal Amount (000's omitted)	Security	Value
Cogeneration - 0.7%
$1,700	New Jersey EDA, (Trigen Trenton), (AMT), 6.20%, 12/1/07	$1,701,955
		$1,701,955
Education - 0.4%
$1,000	New Jersey Educational Facilities Authority, (Stevens Institute of Technology), 5.25%, 7/1/32	$1,043,720
		$1,043,720
Electric Utilities - 4.7%
$9,000	Puerto Rico Electric Power Authority, 0.00%, 7/1/17	$5,580,090
2,000	Puerto Rico Electric Power Authority, 0.00%, 7/1/17	1,228,480
2,000	Puerto Rico Electric Power Authority, Variable Rate, 7.70%, 7/1/29(1)(2)	2,236,200
2,500	Salem County, Pollution Control Financing, (Public Services Enterprise Group, Inc.), (AMT), 5.75%, 4/1/31	2,662,125
		$11,706,895
General Obligations - 1.0%
$3,000	Mercer County Improvement Authority, 0.00%, 4/1/10	$2,541,690
		$2,541,690
Health Care-Miscellaneous - 0.5%
$1,205	New Jersey EDA, (Hudson County Occupational Center), 6.50%, 7/1/18	$1,146,365
		$1,146,365
Hospital - 11.5%
$500	Camden County, Improvement Authority, (Cooper Health System), 5.75%, 2/15/34	$530,550
3,750	Camden County, Improvement Authority, (Cooper Health System), 6.00%, 2/15/27	3,887,250
2,000	New Jersey Health Care Facilities Financing Authority, (Atlantic City Medical Center), 5.75%, 7/1/25	2,158,920
3,000	New Jersey Health Care Facilities Financing Authority, (Capital Health System), 5.25%, 7/1/17	3,098,460
2,625	New Jersey Health Care Facilities Financing Authority, (Capital Health System), 5.375%, 7/1/33	2,733,911
1,505	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), 6.00%, 1/1/34	1,614,112
2,700	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), 6.00%, 1/1/25	2,900,259

Principal Amount (000's omitted)	Security	Value
Hospital (continued)
$2,000	New Jersey Health Care Facilities Financing Authority, (Robert Wood Johnson University Hospital), 5.75%, 7/1/31	$2,160,000
1,800	New Jersey Health Care Facilities Financing Authority, (Saint Peters University Hospital), 6.875%, 7/1/30	1,987,200
1,800	New Jersey Health Care Facilities Financing Authority, (Saint Peters University Hospital), 6.875%, 7/1/20	2,008,638
550	New Jersey Health Care Facilities Financing Authority, (St. Elizabeth's Hospital), 6.00%, 7/1/20	575,883
2,000	New Jersey Health Care Facilities Financing Authority, (St. Elizabeth's Hospital), 6.00%, 7/1/27	2,087,320
2,500	New Jersey Health Care Facilities Financing Authority, (Trinitas Hospital), 7.50%, 7/1/30	2,817,725
		$28,560,228
Housing - 3.2%
$7,755	New Jersey Housing & Mortgage Finance Agency, (AMT), 5.00%, 10/1/36	$7,927,626
		$7,927,626
Industrial Development Revenue - 3.9%
$1,875	New Jersey EDA, (Continental Airlines), (AMT), 6.25%, 9/15/29	$1,717,181
1,875	New Jersey EDA, (Continental Airlines), (AMT), 9.00%, 6/1/33	2,078,419
1,500	New Jersey EDA, (Holt Hauling), (AMT), 7.90%, 3/1/27(3)	1,416,135
5,640	New Jersey EDA, (Holt Hauling), (AMT), 8.95%, 12/15/18(3)	4,450,806
		$9,662,541
Insured-Education - 1.2%
$3,000	New Jersey Educational Facilities Authority, (Rowan University), (AMBAC), 4.50%, 7/1/27	$3,022,620
		$3,022,620
Insured-Electric Utilities - 1.8%
$1,000	Puerto Rico Electric Power Authority, (FGIC), 5.00%, 7/1/35	$1,064,760
1,300	Puerto Rico Electric Power Authority, (MBIA), Variable Rate, 12.295%, 7/1/16(1)(4)	1,893,697
1,180	Puerto Rico Electric Power Authority, DRIVERS, (FSA), Variable Rate, 10.523%, 7/1/29(1)(4)	1,458,976
		$4,417,433

See notes to financial statements

Eaton Vance New Jersey Municipals Fund as of July 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Escrowed / Prerefunded - 3.5%
$2,155	New Jersey EDA, RITES, (FSA), Prerefunded to 5/1/09, Variable Rate, 9.011%, 5/1/18(1)(4)	$2,575,678
1,565	New Jersey Turnpike Authority, (MBIA), Escrowed to Maturity, 6.50%, 1/1/16	1,877,374
3,775	Puerto Rico Infrastructure Financing Authority, (AMBAC), Prerefunded to 1/1/08, Variable Rate, 7.031%, 7/1/28(1)(2)	4,223,583
		$8,676,635
Insured-General Obligations - 9.4%
$2,000	Branchburg Township Board of Education, (FSA), 5.00%, 2/1/26	$2,088,400
1,325	Colts Neck Township Board of Education, (FSA), 5.00%, 2/1/23	1,458,586
1,650	Colts Neck Township Board of Education, (FSA), 5.00%, 2/1/27	1,805,529
2,132	Elmwood Park Board of Education, (FSA), 4.50%, 8/1/29	2,151,359
755	Essex County, (MBIA), 4.50%, 5/1/29	759,402
1,250	Freehold Township Board of Education, (FSA), 4.375%, 7/15/26	1,255,000
1,245	Freehold Township Board of Education, (FSA), 4.50%, 7/15/28	1,257,836
1,000	High Bridge Board of Education, (FSA), 5.00%, 2/15/26	1,115,980
5,350	Irvington Township, (FSA), 0.00%, 7/15/22	2,519,261
5,350	Irvington Township, (FSA), 0.00%, 7/15/23	2,380,375
2,000	Irvington Township, (FSA), 0.00%, 7/15/24	842,780
1,885	Pohatcong Township School District, (FSA), 5.20%, 7/15/22	2,130,427
3,542	Sayreville School District, (MBIA), 4.50%, 7/15/30	3,571,682
		$23,336,617
Insured-Hospital - 5.5%
$4,250	New Jersey EDA, (Hillcrest Health Services), (AMBAC), 0.00%, 1/1/19	$2,385,270
3,000	New Jersey EDA, (Hillcrest Health Services), (AMBAC), 0.00%, 1/1/21	1,519,440
10,970	New Jersey EDA, (St. Barnabas Medical Center), (MBIA), 0.00%, 7/1/26	4,150,390
2,890	New Jersey Health Care Facilities Financing Authority, (St. Barnabas Health Center), (MBIA), Variable Rate, 8.261%, 7/1/28 (1)(4)	3,020,888
6,000	New Jersey Health Care Facilities Financing Authority, (St. Barnabas Medical Center), (MBIA), 0.00%, 7/1/23	2,655,600
		$13,731,588

Principal Amount (000's omitted)	Security	Value
Insured-Lease Revenue / Certificates of Participation - 0.4%
$1,000	New Jersey EDA, (School Facilities), (AMBAC), 4.375%, 9/1/29	$986,770
		$986,770
Insured-Special Tax Revenue - 5.6%
$10,620	Garden State Preservation Trust, (FSA), 0.00%, 11/1/24	$4,415,584
10,000	Garden State Preservation Trust, (FSA), 0.00%, 11/1/27	3,556,100
3,000	New Jersey EDA, (Motor Vehicle Surcharges), (MBIA), 5.25%, 7/1/26(5)	3,446,940
2,000	New Jersey Sports & Exposition Authority, (MBIA), 5.50%, 3/1/22	2,322,680
		$13,741,304
Insured-Transportation - 15.3%
$1,675	Delaware River Port Authority, (FSA), 5.20%, 1/1/25	$1,792,099
3,250	Delaware River Port Authority, (FSA), 5.20%, 1/1/27	3,440,352
5,500	Delaware River Port Authority, (FSA), 5.75%, 1/1/26	6,002,755
435	New Jersey Turnpike Authority, (MBIA), 6.50%, 1/1/16	522,687
5,000	New Jersey Turnpike Authority, RITES, (MBIA), Variable Rate, 10.571%, 1/1/16(2)	6,976,600
2,410	Newark Housing Authority, (Newark Marine Terminal), (MBIA), 5.00%, 1/1/23	2,551,636
1,500	Newark Housing Authority, (Newark Marine Terminal), (MBIA), 5.00%, 1/1/25	1,584,885
2,500	Newark Housing Authority, (Newark Marine Terminal), (MBIA), 5.00%, 1/1/37	2,615,275
1,500	Puerto Rico Highway and Transportation Authority, (FSA), 4.75%, 7/1/38	1,567,095
2,825	Puerto Rico Highway and Transportation Authority, (MBIA), 5.50%, 7/1/36	3,203,070
5,825	Puerto Rico Highway and Transportation Authority, (XLCA), 5.50%, 7/1/36	6,582,483
1,100	South Jersey Transportation Authority, (FGIC), 5.00%, 11/1/33	1,163,811
		$38,002,748
Insured-Water and Sewer - 3.3%
$2,500	Middlesex County Utilities Authority, (MBIA), 6.25%, 8/15/10	$2,712,550
13,840	North Hudson Sewer Authority, (MBIA), 0.00%, 8/1/25	5,541,398
		$8,253,948

See notes to financial statements

Eaton Vance New Jersey Municipals Fund as of July 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Lease Revenue / Certificates of Participation - 4.5%
$720	Atlantic City, Public Facilities Lease Agreement, 8.875%, 1/15/14	$946,397
785	Atlantic City, Public Facilities Lease Agreement, 8.875%, 1/15/15	1,049,388
1,440	Bergen County Improvement Authority, (Community Action Program), 4.50%, 12/1/28	1,449,202
2,591	New Jersey Building Authority, (Garden State Savings Bonds), 0.00%, 6/15/10	2,169,315
1,650	New Jersey EDA, (Economic Recovery), Contract Lease, 0.00%, 9/15/09	1,427,679
5,500	New Jersey EDA, (Economic Recovery), Contract Lease, 0.00%, 3/15/13	4,076,325
		$11,118,306
Other Revenue - 4.0%
$16,000	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50(6)	$1,015,040
13,600	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55(6)	459,816
2,000	Puerto Rico Infrastructure Financing Authority, Variable Rate, 9.118%, 10/1/34(1)(4)	2,614,580
3,175	Tobacco Settlement Financing Corp., 6.75%, 6/1/39	3,752,405
1,500	Tobacco Settlement Financing Corp., Variable Rate, 10.754%, 6/1/39(1)(2)(7)	2,045,595
		$9,887,436
Pooled Loans - 0.5%
$1,500	New Jersey Higher Educational Student Loan Bonds, (AMT), 0.00%, 7/1/10	$1,097,985
		$1,097,985
Senior Living / Life Care - 2.7%
$2,650	New Jersey EDA, (Fellowship Village), 5.50%, 1/1/18	$2,696,084
2,115	New Jersey EDA, (Fellowship Village), 5.50%, 1/1/25	2,135,114
3,390	New Jersey EDA, (Forsgate), (AMT), 8.625%, 6/1/25(8)	1,861,449
		$6,692,647
Special Tax Revenue - 1.6%
$3,500	New Jersey EDA, (Cigarette Tax), Variable Rate, 8.54%, 6/15/34(1)(2)	$3,967,880
		$3,967,880

Principal Amount (000's omitted)	Security	Value
Transportation - 11.6%
$5,000	Port Authority of New York and New Jersey, 5.375%, 3/1/28	$5,736,200
19,000	Port Authority of New York and New Jersey, 6.125%, 6/1/94(9)	22,960,740
		$28,696,940
Water and Sewer - 2.3%
$5,565	New Jersey EDA, (Atlantic City Sewer), (AMT), 5.45%, 4/1/28	$5,731,727
		$5,731,727
Total Tax-Exempt Investments - 99.1% (identified cost $221,700,796)		$245,653,604
Other Assets, Less Liabilities - 0.9%		$2,198,962
Net Assets - 100.0%		$247,852,566

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2005, 46.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.9% to 20.1% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the aggregate value of the securities is $24,037,077 or 9.7% of the Fund's net assets.

(2)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at July 31, 2005.

(3)  Defaulted bond.

(4)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at July 31, 2005.

(5)  Security (or a portion thereof) has been segregated to cover when-issued securities.

(6)  When-issued security.

(7)  Security is subject to a shortfall and forbearance agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security.

(8)  Security is in default and making only partial interest payments.

(9)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Pennsylvania Municipals Fund as of July 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 96.6%
Principal Amount (000's omitted)	Security	Value
Cogeneration - 3.6%
$1,435	Carbon County IDA, (Panther Creek Partners), (AMT), 6.65%, 5/1/10	$1,558,482
5,000	Pennsylvania EDA, (Northampton Generating), (AMT), 6.50%, 1/1/13	5,076,000
1,000	Pennsylvania EDA, (Northampton Generating), (AMT), 6.60%, 1/1/19	1,014,690
		$7,649,172
Education - 0.5%
$1,100	Lehigh County, General Purpose Authority, (Cedar Crest College), 6.70%, 4/1/26	$1,139,358
		$1,139,358
Electric Utilities - 2.1%
$2,000	Pennsylvania EDA, (Reliant Energy, Inc.), (AMT), 6.75%, 12/1/36	$2,152,400
2,250	York County IDA, Pollution Control, (Public Service Enterprise Group, Inc.), 5.50%, 9/1/20	2,384,505
		$4,536,905
Escrowed / Prerefunded - 1.2%
$2,565	Delaware IDA, (Glen Riddle), (AMT), Prerefunded to 9/1/05, 8.625%, 9/1/25	$2,654,313
		$2,654,313
General Obligations - 0.5%
$1,000	Radnor Township, 5.125%, 7/15/34	$1,063,780
		$1,063,780
Health Care-Miscellaneous - 3.1%
$2,000	Allegheny County IDA, (Residual Resources, Inc.), 6.50%, 9/1/21	$2,131,740
700	Allegheny County, (Residential Resources, Inc.), 6.60%, 9/1/31	743,652
3,500	Chester County HEFA, (Devereux Foundation), 6.00%, 11/1/29	3,693,340
		$6,568,732
Hospital - 12.8%
$3,060	Hazelton Health Service Authority, (Hazelton General Hospital), 5.50%, 7/1/27	$2,787,905

Principal Amount (000's omitted)	Security	Value
Hospital (continued)
$1,150	Horizon Hospital Systems Authority, (Horizon Hospital Systems, Inc.), 6.35%, 5/15/26	$1,190,744
2,500	Lancaster County, Hospital Authority, 5.50%, 3/15/26	2,644,925
2,000	Lebanon County Health Facility Authority, (Good Samaritan Hospital), 5.00%, 11/15/18	2,045,640
2,150	Lebanon County Health Facility Authority, (Good Samaritan Hospital), 6.00%, 11/15/35	2,320,860
5,000	Lehigh County, General Purpose Authority, (Lehigh Valley Health Network), 5.25%, 7/1/32	5,193,750
2,000	Monroe County, Hospital Authority, (Pocono Medical Center), 6.00%, 1/1/43	2,143,820
1,110	Montgomery County Higher Education and Health Authority, (Catholic Health East), 5.375%, 11/15/34	1,163,935
4,100	Pennsylvania HEFA, (UPMC Health System), 6.00%, 1/15/31	4,520,004
1,400	St. Mary Hospital Authority, (Catholic Health East), 5.375%, 11/15/34	1,470,182
1,885	Washington County Hospital Authority, (Monongahela Hospital), 5.50%, 6/1/17	2,018,006
		$27,499,771
Industrial Development Revenue - 0.9%
$500	Erie IDA, (International Paper), (AMT), 5.85%, 12/1/20	$520,905
1,500	New Morgan IDA, (Browning-Ferris Industries, Inc.), (AMT), 6.50%, 4/1/19	1,500,375
		$2,021,280
Insured-Cogeneration - 1.9%
$4,000	Pennsylvania EDA, (Colver), (AMBAC), (AMT), 4.625%, 12/1/18	$4,078,560
		$4,078,560
Insured-Education - 2.2%
$1,000	Chester County, IDA Educational Facility, (Westtown School), (AMBAC), 5.00%, 1/1/31	$1,039,170
1,350	Lycoming County Authority, (Pennsylvania College of Technology), (AMBAC), 5.25%, 5/1/32(1)	1,448,860
2,220	Pennsylvania HEFA, (University of the Science in Philadelphia), (XLCA), 4.75%, 11/1/33	2,244,908
		$4,732,938
Insured-Electric Utilities - 6.7%
$8,000	Beaver IDA, (Ohio Edison Co.), (AMBAC), 7.05%, 10/1/20	$8,216,400
2,000	Lehigh County IDA, (PPL Electric Utilities Corp.), (FGIC), 4.70%, 9/1/29	2,027,220

See notes to financial statements

Eaton Vance Pennsylvania Municipals Fund as of July 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Electric Utilities (continued)
$2,000	Lehigh County IDA, (PPL Electric Utilities Corp.), (FGIC), 4.75%, 2/15/27	$2,045,420
1,665	Puerto Rico Electric Power Authority, (FSA), Variable Rate, 10.519%, 7/1/29(2)(3)	2,058,639
		$14,347,679
Insured-Escrowed / Prerefunded - 9.1%
$2,540	Allegheny County Sanitation Authority, (MBIA), Prerefunded to 12/1/10, 5.50%, 12/1/30	$2,833,345
2,500	Erie School District, (MBIA), Escrowed to Maturity, 0.00%, 5/1/19	1,381,250
2,625	Erie School District, (MBIA), Escrowed to Maturity, 0.00%, 5/1/20	1,381,091
2,625	Erie School District, (MBIA), Escrowed to Maturity, 0.00%, 5/1/21	1,312,132
3,625	Erie School District, (MBIA), Escrowed to Maturity, 0.00%, 5/1/22	1,719,809
1,365	Pennsylvania Turnpike Commission, (AMBAC), Escrowed to Maturity, 4.75%, 12/1/27	1,395,194
1,000	Philadelphia School District, (FSA), Prerefunded to 2/1/12, 5.50%, 2/1/31	1,114,970
4,845	Westmoreland Municipal Authority, (FGIC), Escrowed to Maturity, 0.00%, 8/15/19	2,647,356
5,400	Westmoreland Municipal Authority, (FGIC), Escrowed to Maturity, 0.00%, 8/15/20	2,805,624
5,780	Westmoreland Municipal Authority, (FGIC), Escrowed to Maturity, 0.00%, 8/15/20	3,007,450
		$19,598,221
Insured-General Obligations - 20.9%
$2,170	Elizabeth Forward School District, (MBIA), 0.00%, 9/1/20	$1,107,785
2,170	Elizabeth Forward School District, (MBIA), 0.00%, 9/1/21	1,051,213
2,170	Elizabeth Forward School District, (MBIA), 0.00%, 9/1/22	996,551
2,170	Elizabeth Forward School District, (MBIA), 0.00%, 9/1/23	942,127
4,350	Erie School District, (AMBAC), 0.00%, 9/1/30	1,307,175
1,075	Greater Nanticoke Area School District, (MBIA), 0.00%, 10/15/28	345,623
1,075	Greater Nanticoke Area School District, (MBIA), 0.00%, 10/15/29	328,660
2,365	Harrisburg, (AMBAC), 0.00%, 3/15/17	1,430,967
5,175	Hazelton School District, (FGIC), 0.00%, 3/1/21	2,566,386
1,000	Hopewell School District, (FSA), 0.00%, 9/1/22	458,930

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$2,000	Hopewell School District, (FSA), 0.00%, 9/1/26	$740,700
1,315	Lake Lehman School District, (MBIA), 0.00%, 4/1/26	496,057
1,430	Mars Area School District, (MBIA), 0.00%, 3/1/14	1,017,402
3,420	McKeesport Area School District, (AMBAC), 0.00%, 10/1/25	1,334,518
2,340	McKeesport Area School District, (AMBAC), 0.00%, 10/1/27	824,569
5,400	Northampton County, (FSA), 5.25%, 10/1/30	5,817,312
7,000	Philadelphia School District, (FGIC), 5.125%, 6/1/34	7,404,180
2,530	Philadelphia, (FSA), 5.00%, 3/15/28	2,612,605
3,355	Philadelphia, (FSA), 5.25%, 9/15/25	3,576,497
1,010	Plum Boro School District, (FGIC), 4.75%, 9/15/25	1,039,108
3,300	Puerto Rico, (FSA), Variable Rate, 8.479%, 7/1/27(2)(3)	4,043,688
500	Puerto Rico, (MBIA), Variable Rate, 11.395%, 7/1/20(2)(3)	751,875
655	Rochester Area School District, (AMBAC), 0.00%, 5/1/10	556,534
4,000	Spring Ford School District, (FGIC), 4.75%, 3/1/25	4,053,160
		$44,803,622
Insured-Hospital - 4.4%
$3,750	Allegheny County Hospital Authority, (Magee-Womens Hospital), (FGIC), 0.00%, 10/1/15	$2,440,425
4,000	Pennsylvania Higher Educational Facilities Authority, (UPMC Health System), (FSA), 5.00%, 8/1/29	4,140,960
1,250	Sharon Health System Authority, (Sharon Regional Health System), (MBIA), 5.00%, 12/1/28	1,290,075
1,310	Washington County Hospital Authority, (Washington Hospital), (AMBAC), 5.50%, 7/1/17	1,482,213
		$9,353,673
Insured-Lease Revenue / Certificates of Participation - 0.3%
$500	Puerto Rico Public Finance Corp., (AMBAC), Variable Rate, 10.135%, 6/1/24(2)(3)	$682,430
		$682,430
Insured-Special Tax Revenue - 0.3%
$635	Pennsylvania Turnpike Commission, Franchise Tax Revenue, (AMBAC), 4.75%, 12/1/27	$642,290
		$642,290

See notes to financial statements

Eaton Vance Pennsylvania Municipals Fund as of July 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Transportation - 3.1%
$1,600	Allegheny County Port Authority, (FGIC), 5.00%, 3/1/29	$1,666,880
3,750	Pennsylvania Turnpike Commission, (AMBAC), 5.00%, 7/15/41	3,892,725
865	Puerto Rico Highway and Transportation Authority, (MBIA), Variable Rate, 10.58%, 7/1/26(2)(3)	970,227
		$6,529,832
Insured-Utilities - 4.4%
$5,500	Philadelphia Gas Works Revenue, (FSA), 5.00%, 7/1/28	$5,711,640
2,700	Philadelphia Gas Works Revenue, (FSA), Variable Rate, 10.96%, 7/1/17(2)(3)	3,710,799
		$9,422,439
Insured-Water and Sewer - 4.4%
$460	Allegheny County Sanitation Authority, (MBIA), 5.50%, 12/1/30	$505,181
1,000	Harrisburg Authority Water Revenue, (FSA), 5.00%, 7/15/29	1,043,850
1,750	Lower Moreland Township Authority, Sewer Revenue, (FSA), 5.00%, 8/1/29	1,832,653
2,500	Philadelphia Water and Wastewater, (FGIC), Variable Rate, 9.835%, 11/1/31(2)(3)	2,821,375
3,000	Pittsburgh Water and Sewer Authority, (AMBAC), 5.125%, 12/1/27	3,155,670
		$9,358,729
Nursing Home - 4.0%
$2,000	Allegheny County HDA, (Villa St. Joseph), 6.00%, 8/15/28	$1,985,120
620	Chartiers Valley IDA, (Beverly Enterprises, Inc.), 5.375%, 6/1/07	620,186
1,510	Green County IDA, (Beverly Enterprises, Inc.), 5.75%, 3/1/13	1,512,507
3,060	Montgomery IDA, (Advancement of Geriatric Health Care Institute), 8.375%, 7/1/23	3,078,268
1,280	Westmoreland County IDA, (Highland Health Systems, Inc.), 9.25%, 6/1/22	1,280,730
		$8,476,811
Senior Living / Life Care - 8.9%
$1,210	Bucks County IDA, (Pennswood), 6.00%, 10/1/27	$1,296,237
5,000	Chester IDA, (Senior Life Choice of Kimberton), (AMT), 8.50%, 9/1/25	5,153,350
2,500	Cliff House Trust, (AMT), 6.625%, 6/1/27	1,255,125
1,700	Crawford County Hospital Authority, (Wesbury United Methodist Community), 6.25%, 8/15/29	1,762,645

Principal Amount (000's omitted)	Security	Value
Senior Living / Life Care (continued)
$4,050	Delaware County, (White Horse Village), 7.50%, 7/1/18	$4,192,722
1,835	Grove City, Area Hospital Authority, (Grove Manor), 6.625%, 8/15/29	1,928,952
1,835	Lancaster County, Hospital Authority, (Willow Valley Retirement Communities), 5.875%, 6/1/31	1,942,715
500	Montgomery County Higher Education and Health Authority, (Faulkeways at Gwynedd), 6.75%, 11/15/24	532,950
1,100	Philadelphia HEFA, (The Philadelphia Protestant Home), 6.50%, 7/1/27	1,112,353
		$19,177,049
Transportation - 1.3%
$1,000	Delaware River Joint Toll Bridge Commission, 5.00%, 7/1/28	$1,043,810
1,000	Erie Municipal Airport Authority, (AMT), 5.875%, 7/1/16	1,007,940
750	Pennsylvania EDA, (Amtrak), (AMT), 6.25%, 11/1/31	810,945
		$2,862,695
Total Tax-Exempt Investments - 96.6% (identified cost $191,817,588)		$207,200,279
Other Assets, Less Liabilities - 3.4%		$7,280,473
Net Assets - 100.0%		$214,480,752

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Pennsylvania municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2005, 59.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.1% to 17.8% of total investments.

(1)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the aggregate value of the securities is $15,039,033 or 7.0% of the Fund's net assets.

(3)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at July 31, 2005.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2005

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of July 31, 2005

	Arizona Fund	Colorado Fund	Connecticut Fund	Michigan Fund
Assets
Investments -
Identified cost	$68,328,820	$27,854,427	$122,886,614	$56,123,394
Unrealized appreciation	5,844,126	2,017,536	8,824,389	6,115,565
Investments, at value	$74,172,946	$29,871,963	$131,711,003	$62,238,959
Cash	$3,220,377	$176,049	$2,215,354	$22,208
Receivable for Fund shares sold	32,950	34,598	234,775	9,622
Interest receivable	584,354	342,968	1,396,899	697,772
Receivable for daily variation margin on open financial futures contracts	123,750	71,156	213,281	98,531
Total assets	$78,134,377	$30,496,734	$135,771,312	$63,067,092
Liabilities
Payable for investments purchased	$619,429	$-	$-	$-
Payable for Fund shares redeemed	416,199	23,171	82,080	63,595
Demand note payable	-	-	-	300,000
Dividends payable	96,805	38,118	204,072	95,154
Payable for when-issued securities	1,380,002	-	2,167,454	543,906
Payable to affiliate for investment advisory fees	19,206	5,118	42,522	16,148
Payable to affiliate for distribution and service fees	22,637	10,578	42,491	15,972
Accrued expenses	47,898	41,431	63,451	50,416
Total liabilities	$2,602,176	$118,416	$2,602,070	$1,085,191
Net Assets	$75,532,201	$30,378,318	$133,169,242	$61,981,901
Sources of Net Assets
Paid-in capital	$73,426,706	$29,325,049	$126,724,186	$57,256,628
Accumulated net realized loss (computed on the basis of identified cost)	(3,919,569)	(1,041,215)	(2,530,667)	(1,525,230)
Accumulated undistributed (distributions in excess of) net investment income	18,323	(38,118)	(204,072)	(29,274)
Net unrealized appreciation (computed on the basis of identified cost)	6,006,741	2,132,602	9,179,795	6,279,777
Total	$75,532,201	$30,378,318	$133,169,242	$61,981,901
Class A Shares
Net Assets	$58,597,012	$22,044,466	$102,378,135	$53,522,281
Shares Outstanding	5,991,909	2,273,833	9,601,968	5,560,100
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.78	$9.69	$10.66	$9.63
Maximum Offering Price Per Share (100 ÷ 95.25 of net assets value per share)	$10.27	$10.17	$11.19	$10.11
Class B Shares
Net Assets	$16,935,189	$8,333,852	$30,791,107	$8,459,620
Shares Outstanding	1,557,926	789,957	2,902,644	786,798
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.87	$10.55	$10.61	$10.75

On sales of $25,000 or more, the offering price of Class A shares is reduced.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of July 31, 2005

	Minnesota Fund	New Jersey Fund	Pennsylvania Fund
Assets
Investments -
Identified cost	$41,751,245	$221,700,796	$191,817,588
Unrealized appreciation	3,078,192	23,952,808	15,382,691
Investments, at value	$44,829,437	$245,653,604	$207,200,279
Cash	$708,636	$765,788	$287,358
Receivable for investments sold	50,000	-	4,685,906
Receivable for Fund shares sold	17,643	132,704	228,754
Interest receivable	527,654	2,800,287	2,309,436
Receivable for daily variation margin on open financial futures contracts	82,500	732,187	618,750
Total assets	$46,215,870	$250,084,570	$215,330,483
Liabilities
Payable for Fund shares redeemed	$34,449	$246,450	$249,288
Dividends payable	51,832	329,320	361,076
Payable for when-issued securities	1,243,399	1,385,368	-
Payable to affiliate for investment advisory fees	9,362	82,157	76,300
Payable to affiliate for distribution and service fees	16,239	88,446	66,817
Accrued expenses	44,755	100,263	96,250
Total liabilities	$1,400,036	$2,232,004	$849,731
Net Assets	$44,815,834	$247,852,566	$214,480,752
Sources of Net Assets
Paid-in capital	$43,489,254	$231,870,344	$213,613,035
Accumulated net realized loss (computed on the basis of identified cost)	(1,808,190)	(9,017,437)	(15,449,282)
Accumulated undistributed (distributions in excess of) net investment income	(51,832)	38,853	(128,618)
Net unrealized appreciation (computed on the basis of identified cost)	3,186,602	24,960,806	16,445,617
Total	$44,815,834	$247,852,566	$214,480,752
Class A Shares
Net Assets	$31,244,865	$175,624,347	$166,733,625
Shares Outstanding	3,354,202	16,776,297	16,815,240
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.32	$10.47	$9.92
Maximum Offering Price Per Share (100 ÷ 95.25 of net assets value per share)	$9.78	$10.99	$10.41
Class B Shares
Net Assets	$13,570,969	$72,228,219	$47,747,127
Shares Outstanding	1,354,106	6,610,507	4,655,892
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.02	$10.93	$10.26

On sales of $25,000 or more, the offering price of Class A shares is reduced.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended July 31, 2005

	Arizona Fund	Colorado Fund	Connecticut Fund	Michigan Fund
Investment Income
Interest	$3,197,881	$1,364,387	$5,922,370	$2,937,890
Interest allocated from Portfolio	511,487	219,010	920,216	474,837
Expenses allocated from Portfolio	(36,757)	(15,278)	(83,876)	(36,079)
Total investment income	$3,672,611	$1,568,119	$6,758,710	$3,376,648
Expenses
Investment adviser fee	$187,692	$53,311	$450,913	$175,051
Trustees fees and expenses	6,147	1,413	7,550	6,104
Distribution and service fees -
Class A	97,033	40,789	201,572	109,022
Class B	173,028	92,972	322,485	91,595
Legal and accounting services	37,453	33,080	42,341	37,870
Printing and postage	9,957	4,536	13,587	10,622
Custodian fee	50,140	30,640	85,390	50,367
Transfer and dividend disbursing agent	33,940	16,295	72,408	45,683
Registration fees	5,516	650	3,249	3,783
Miscellaneous	16,813	11,152	22,684	17,991
Total expenses	$617,719	$284,838	$1,222,179	$548,088
Deduct - Reduction of custodian fee	$7,947	$3,754	$13,386	$7,185
Total expense reductions	$7,947	$3,754	$13,386	$7,185
Net expenses	$609,772	$281,084	$1,208,793	$540,903
Net investment income	$3,062,839	$1,287,035	$5,549,917	$2,835,745
Realized and Unrealized Gain (Loss)
Net realized gain (loss) -
Investment transactions (identified cost basis)	$(983,159)	$280,088	$1,133,622	$1,459,246
Investment transactions from Portfolio (identified cost basis)	109,122	55,966	140,195	517,756
Financial futures contracts	(932,333)	(736,062)	(2,284,580)	(1,181,141)
Financial futures contracts from Portfolio	(926,864)	(194,379)	(717,261)	(405,041)
Net realized gain (loss)	$(2,733,234)	$(594,387)	$(1,728,024)	$390,820
Change in unrealized appreciation (depreciation) -
Investments (identified cost basis)	$1,669,087	$336,990	$(66,462)	$(436,930)
Investments from Portfolio (identified cost basis)	1,283,573	558,505	2,209,150	954,773
Financial futures contracts	324,252	239,454	803,922	418,251
Financial futures contracts from Portfolio	304,669	(128,997)	(457,064)	(259,024)
Net change in unrealized appreciation (depreciation)	$3,581,581	$1,005,952	$2,489,546	$677,070
Net realized and unrealized gain	$848,347	$411,565	$761,522	$1,067,890
Net increase in net assets from operations	$3,911,186	$1,698,600	$6,311,439	$3,903,635

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended July 31, 2005

	Minnesota Fund	New Jersey Fund	Pennsylvania Fund
Investment Income
Interest	$2,036,171	$11,462,359	$10,743,454
Interest allocated from Portfolio	315,648	1,809,444	1,657,966
Expenses allocated from Portfolio	(22,529)	(163,010)	(141,984)
Total investment income	$2,329,290	$13,108,793	$12,259,436
Expenses
Investment adviser fee	$96,129	$896,989	$795,172
Trustees fees and expenses	1,427	11,452	11,873
Distribution and service fees -
Class A	59,166	337,429	326,341
Class B	138,256	725,973	476,729
Legal and accounting services	40,572	62,492	73,405
Printing and postage	6,940	30,565	38,132
Custodian fee	37,456	131,882	122,457
Transfer and dividend disbursing agent	31,803	148,246	164,501
Registration fees	7,206	2,630	2,295
Miscellaneous	12,550	35,771	33,431
Total expenses	$431,505	$2,383,429	$2,044,336
Deduct - Reduction of custodian fee	$4,496	$15,184	$12,457
Total expense reductions	$4,496	$15,184	$12,457
Net expenses	$427,009	$2,368,245	$2,031,879
Net investment income	$1,902,281	$10,740,548	$10,227,557
Realized and Unrealized Gain (Loss)
Net realized gain (loss) -
Investment transactions (identified cost basis)	$238,748	$3,522,695	$1,614,421
Investment transactions from Portfolio (identified cost basis)	66,110	268,111	221,590
Financial futures contracts	(719,309)	(4,541,728)	(3,850,295)
Financial futures contracts from Portfolio	(709,588)	(4,738,210)	(3,090,513)
Net realized loss	$(1,124,039)	$(5,489,132)	$(5,104,797)
Change in unrealized appreciation (depreciation) -
Investments (identified cost basis)	$778,261	$4,162,381	$2,418,517
Investments from Portfolio (identified cost basis)	856,718	6,313,911	4,104,007
Financial futures contracts	216,989	1,783,559	1,602,776
Financial futures contracts from Portfolio	214,431	1,377,838	1,014,275
Net change in unrealized appreciation (depreciation)	$2,066,399	$13,637,689	$9,139,575
Net realized and unrealized gain	$942,360	$8,148,557	$4,034,778
Net increase in net assets from operations	$2,844,641	$18,889,105	$14,262,335

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 2005

Increase (Decrease) in Net Assets	Arizona Fund	Colorado Fund	Connecticut Fund	Michigan Fund
From operations -
Net investment income	$3,062,839	$1,287,035	$5,549,917	$2,835,745
Net realized gain (loss) from investment transactions and financial futures contracts	(2,733,234)	(594,387)	(1,728,024)	390,820
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	3,581,581	1,005,952	2,489,546	677,070
Net increase in net assets from operations	$3,911,186	$1,698,600	$6,311,439	$3,903,635
Distributions to shareholders -
From net investment income
Class A	$(2,318,469)	$(939,386)	$(4,412,818)	$(2,504,865)
Class B	(739,505)	(379,270)	(1,234,451)	(371,803)
Total distributions to shareholders	$(3,057,974)	$(1,318,656)	$(5,647,269)	$(2,876,668)
Transactions in shares of beneficial interest -
Proceeds from sale of shares
Class A	$16,305,155	$2,304,958	$10,399,553	$2,725,461
Class B	1,075,844	211,095	1,210,830	412,231
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,269,346	584,624	2,492,243	1,415,999
Class B	394,407	220,659	713,567	190,907
Cost of shares redeemed
Class A	(8,961,301)	(1,828,830)	(10,509,495)	(6,873,400)
Class B	(2,820,787)	(1,773,895)	(4,878,507)	(2,394,086)
Net asset value of shares exchanged
Class A	1,427,399	1,036,501	2,977,357	1,063,145
Class B	(1,427,399)	(1,036,501)	(2,977,357)	(1,063,145)
Net increase (decrease) in net assets from Fund share transactions	$7,262,664	$(281,389)	$(571,809)	$(4,522,888)
Net increase (decrease) in net assets	$8,115,876	$98,555	$92,361	$(3,495,921)
Net Assets
At beginning of year	$67,416,325	$30,279,763	$133,076,881	$65,477,822
At end of year	$75,532,201	$30,378,318	$133,169,242	$61,981,901
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$18,323	$(38,118)	$(204,072)	$(29,274)

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 2005

Increase (Decrease) in Net Assets	Minnesota Fund	New Jersey Fund	Pennsylvania Fund
From operations -
Net investment income	$1,902,281	$10,740,548	$10,227,557
Net realized loss from investment transactions and financial futures contracts	(1,124,039)	(5,489,132)	(5,104,797)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	2,066,399	13,637,689	9,139,575
Net increase in net assets from operations	$2,844,641	$18,889,105	$14,262,335
Distributions to shareholders -
From net investment income
Class A	$(1,334,488)	$(7,803,321)	$(8,116,130)
Class B	(548,401)	(2,968,623)	(2,120,355)
Total distributions to shareholders	$(1,882,889)	$(10,771,944)	$(10,236,485)
Transactions in shares of beneficial interest -
Proceeds from sale of shares
Class A	$2,226,851	$14,343,249	$16,263,298
Class B	425,259	5,865,563	3,613,105
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	896,290	4,883,466	4,675,845
Class B	322,746	1,788,115	1,060,125
Cost of shares redeemed
Class A	(2,956,675)	(16,512,623)	(17,079,460)
Class B	(1,640,730)	(11,023,369)	(6,515,383)
Net asset value of shares exchanged
Class A	1,072,987	5,418,284	3,353,532
Class B	(1,072,987)	(5,418,284)	(3,353,532)
Net increase (decrease) in net assets from Fund share transactions	$(726,259)	$(655,599)	$2,017,530
Net increase in net assets	$235,493	$7,461,562	$6,043,380
Net Assets
At beginning of year	$44,580,341	$240,391,004	$208,437,372
At end of year	$44,815,834	$247,852,566	$214,480,752
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(51,832)	$38,853	$(128,618)

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 2004

Increase (Decrease) in Net Assets	Arizona Fund	Colorado Fund	Connecticut Fund	Michigan Fund
From operations -
Net investment income	$3,115,046	$1,450,404	$5,787,401	$3,009,128
Net realized gain (loss) from investment transactions and financial futures contracts	930,322	(65,416)	(228,437)	1,061,994
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(301,793)	724,503	1,227,778	(482,076)
Net increase in net assets from operations	$3,743,575	$2,109,491	$6,786,742	$3,589,046
Distributions to shareholders -
From net investment income
Class A	$(1,095,645)	$(599,997)	$(2,285,756)	$(1,061,178)
Class B	(1,932,367)	(861,289)	(3,514,124)	(1,929,024)
Total distributions to shareholders	$(3,028,012)	$(1,461,286)	$(5,799,880)	$(2,990,202)
Transactions in shares of beneficial interest -
Proceeds from sale of shares
Class A	$26,378,756	$5,410,577	$24,035,272	$19,746,314
Class B	1,586,589	1,649,620	2,152,181	1,309,419
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	567,978	398,138	1,295,536	559,050
Class B	1,007,411	465,293	1,963,941	1,122,567
Cost of shares redeemed
Class A	(4,499,424)	(3,751,682)	(14,659,349)	(3,896,988)
Class B	(26,914,076)	(11,491,707)	(30,729,293)	(24,647,831)
Net asset value of shares exchanged
Class A	17,010,710	9,070,213	62,456,978	35,107,221
Class B	(17,010,710)	(9,070,213)	(62,456,978)	(35,107,221)
Net decrease in net assets from Fund share transactions	$(1,872,766)	$(7,319,761)	$(15,941,712)	$(5,807,469)
Net decrease in net assets	$(1,157,203)	$(6,671,556)	$(14,954,850)	$(5,208,625)
Net Assets
At beginning of year	$68,573,528	$36,951,319	$148,031,731	$70,686,447
At end of year	$67,416,325	$30,279,763	$133,076,881	$65,477,822
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$92,504	$(45,390)	$(225,997)	$21,977

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 2004

Increase (Decrease) in Net Assets	Minnesota Fund	New Jersey Fund	Pennsylvania Fund
From operations -
Net investment income	$2,020,561	$11,256,288	$10,313,699
Net realized gain from investment transactions, financial futures contracts, and interest rate swap transactions	1,195,918	4,657,139	2,557,636
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	(957,843)	(2,316,453)	(1,385,537)
Net increase in net assets from operations	$2,258,636	$13,596,974	$11,485,798
Distributions to shareholders -
From net investment income
Class A	$(765,869)	$(3,843,079)	$(3,478,332)
Class B	(1,306,570)	(8,008,771)	(6,839,387)
Total distributions to shareholders	$(2,072,439)	$(11,851,850)	$(10,317,719)
Transactions in shares of beneficial interest -
Proceeds from sale of shares
Class A	$10,556,394	$59,840,963	$53,496,624
Class B	1,545,843	7,043,549	5,763,186
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	467,656	2,247,048	1,888,995
Class B	892,578	5,077,688	3,689,421
Cost of shares redeemed
Class A	(3,998,481)	(17,859,206)	(12,738,376)
Class B	(15,304,903)	(77,827,020)	(66,026,431)
Net asset value of shares exchanged
Class A	13,897,232	90,689,869	100,530,574
Class B	(13,897,232)	(90,689,869)	(100,530,574)
Net decrease in net assets from Fund share transactions	$(5,840,913)	$(21,476,978)	$(13,926,581)
Net decrease in net assets	$(5,654,716)	$(19,731,854)	$(12,758,502)
Net Assets
At beginning of year	$50,235,057	$260,122,858	$221,195,874
At end of year	$44,580,341	$240,391,004	$208,437,372
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(63,857)	$165,615	$(45,449)

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Arizona Fund - Class A
	Year Ended July 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$9.650	$9.550	$9.730	$9.680	$9.480
Income (loss) from operations
Net investment income	$0.467	$0.493	$0.482	$0.485	$0.529
Net realized and unrealized gain (loss)	0.131	0.088	(0.182)	0.045	0.163
Total income from operations	$0.598	$0.581	$0.300	$0.530	$0.692
Less distributions
From net investment income	$(0.468)	$(0.481)	$(0.480)	$(0.480)	$(0.492)
Total distributions	$(0.468)	$(0.481)	$(0.480)	$(0.480)	$(0.492)
Net asset value - End of year	$9.780	$9.650	$9.550	$9.730	$9.680
Total Return(3)	6.31%	6.15%	3.06%	5.67%	7.46%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$58,597	$47,945	$9,174	$7,342	$5,413
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.78%	0.78%	0.76%	0.78%	0.84%
Expenses after custodian fee reduction(4)	0.76%	0.77%	0.75%	0.78%	0.82%
Net investment income	4.79%	5.10%	4.90%	5.05%	5.50%
Portfolio Turnover of the Portfolio(5)	0%	10%	6%	27%	26%
Portfolio Turnover of the Fund	16%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended July 31, 2002 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains per share by $0.001 and increase the ratio of net investment income to average net assets from 5.04% to 5.05%. Per-share data and ratios for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Arizona Fund - Class B
	Year Ended July 31,
	2005(1)		2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.730		$10.620	$10.830	$10.770	$10.540
Income (loss) from operations
Net investment income	$0.441		$0.470	$0.456	$0.461	$0.494
Net realized and unrealized gain (loss)	0.139		0.096	(0.211)	0.054	0.203
Total income from operations	$0.580		$0.566	$0.245	$0.515	$0.697
Less distributions
From net investment income	$(0.440)		$(0.456)	$(0.455)	$(0.455)	$(0.467)
Total distributions	$(0.440)		$(0.456)	$(0.455)	$(0.455)	$(0.467)
Net asset value - End of year	$10.870		$10.730	$10.620	$10.830	$10.770
Total Return(3)	5.68	%(4)	5.38%	2.22%	4.92%	6.73%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$16,935		$19,471	$59,399	$63,117	$66,376
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.53%		1.53%	1.51%	1.53%	1.59%
Expenses after custodian fee reduction(5)	1.51%		1.52%	1.50%	1.53%	1.57%
Net investment income	4.07%		4.33%	4.17%	4.32%	4.62%
Portfolio Turnover of the Portfolio(6)	0%		10%	6%	27%	26%
Portfolio Turnover of the Fund	16%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended July 31, 2002 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains per share by $0.001 and increase the ratio of net investment income to average net assets from 4.31% to 4.32%. Per-share data and ratios for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Total return reflects an increase of 0.18% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Colorado Fund - Class A
	Year Ended July 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)		2001
Net asset value - Beginning of year	$9.570	$9.440	$9.680	$9.680		$9.160
Income (loss) from operations
Net investment income	$0.435	$0.460	$0.464	$0.481		$0.479
Net realized and unrealized gain (loss)	0.131	0.132	(0.228)	(0.001	)(3)	0.535
Total income from operations	$0.566	$0.592	$0.236	$0.480		$1.014
Less distributions
From net investment income	$(0.446)	$(0.462)	$(0.476)	$(0.480)		$(0.494)
Total distributions	$(0.446)	$(0.462)	$(0.476)	$(0.480)		$(0.494)
Net asset value - End of year	$9.690	$9.570	$9.440	$9.680		$9.680
Total Return(4)	6.02%	6.33%	2.42%	5.13%		11.35%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$22,044	$19,700	$8,709	$6,379		$2,726
Ratios (As a percentage of average daily net assets):
Expenses(5)	0.75%	0.75%	0.73%	0.80%		0.86%
Expenses after custodian fee reduction(5)	0.74%	0.75%	0.71%	0.78%		0.82%
Net investment income	4.50%	4.78%	4.78%	5.01%		5.06%
Portfolio Turnover of the Portfolio(6)	3%	6%	21%	18%		18%
Portfolio Turnover of the Fund	16%	-	-	-		-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended July 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.99% to 5.01%. Per-share data and ratios for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(3)  Per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Colorado Fund - Class B
	Year Ended July 31,
	2005(1)		2004(1)	2003(1)	2002(1)(2)	2001
Net asset value - Beginning of year	$10.420		$10.280	$10.540	$10.540	$9.970
Income (loss) from operations
Net investment income	$0.398		$0.421	$0.427	$0.447	$0.444
Net realized and unrealized gain (loss)	0.138		0.143	(0.244)	0.001	0.588
Total income from operations	$0.536		$0.564	$0.183	$0.448	$1.032
Less distributions
From net investment income	$(0.406)		$(0.424)	$(0.443)	$(0.448)	$(0.462)
Total distributions	$(0.406)		$(0.424)	$(0.443)	$(0.448)	$(0.462)
Net asset value - End of year	$10.550		$10.420	$10.280	$10.540	$10.540
Total Return(3)	5.41	%(4)	5.53%	1.70%	4.37%	10.58%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$8,334		$10,579	$28,242	$30,116	$27,730
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.50%		1.50%	1.48%	1.55%	1.62%
Expenses after custodian fee reduction(5)	1.49%		1.50%	1.46%	1.53%	1.58%
Net investment income	3.78%		4.00%	4.04%	4.28%	4.33%
Portfolio Turnover of the Portfolio(6)	3%		6%	21%	18%	18%
Portfolio Turnover of the Fund	16%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended July 31, 2002 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains per share by $0.001 and increase the ratio of net investment income to average net assets from 4.26% to 4.28%. Per-share data and ratios for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Connecticut Fund - Class A
	Year Ended July 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.610	$10.540	$10.750	$10.750	$10.140
Income (loss) from operations
Net investment income	$0.461	$0.488	$0.494	$0.508	$0.518
Net realized and unrealized gain (loss)	0.057	0.070	(0.195)	0.007	0.601
Total income from operations	$0.518	$0.558	$0.299	$0.515	$1.119
Less distributions
From net investment income	$(0.468)	$(0.488)	$(0.509)	$(0.515)	$(0.509)
Total distributions	$(0.468)	$(0.488)	$(0.509)	$(0.515)	$(0.509)
Net asset value - End of year	$10.660	$10.610	$10.540	$10.750	$10.750
Total Return(3)	4.96%	5.34%	2.76%	4.92%	11.30%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$102,378	$96,559	$25,210	$22,436	$12,752
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.78%	0.79%	0.77%	0.82%	0.86%
Expenses after custodian fee reduction(4)	0.77%	0.79%	0.77%	0.80%	0.83%
Net investment income	4.31%	4.58%	4.55%	4.76%	4.95%
Portfolio Turnover of the Portfolio(5)	2%	15%	19%	22%	14%
Portfolio Turnover of the Fund	14%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended July 31, 2002 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains per share by $0.001 and increase the ratio of net investment income to average net assets from 4.75% to 4.76%. Per-share data and ratios for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Connecticut Fund - Class B
	Year Ended July 31,
	2005(1)		2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.560		$10.490	$10.700	$10.700	$10.090
Income (loss) from operations
Net investment income	$0.380		$0.404	$0.411	$0.429	$0.440
Net realized and unrealized gain (loss)	0.056		0.071	(0.194)	0.004	0.598
Total income from operations	$0.436		$0.475	$0.217	$0.433	$1.038
Less distributions
From net investment income	$(0.386)		$(0.405)	$(0.427)	$(0.433)	$(0.428)
Total distributions	$(0.386)		$(0.405)	$(0.427)	$(0.433)	$(0.428)
Net asset value - End of year	$10.610		$10.560	$10.490	$10.700	$10.700
Total Return(3)	4.36	%(4)	4.55%	1.99%	4.13%	10.48%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$30,791		$36,518	$122,822	$128,349	$126,304
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.53%		1.54%	1.52%	1.57%	1.60%
Expenses after custodian fee reduction(5)	1.52%		1.54%	1.52%	1.55%	1.57%
Net investment income	3.57%		3.77%	3.82%	4.03%	4.24%
Portfolio Turnover of the Portfolio(6)	2%		15%	19%	22%	14%
Portfolio Turnover of the Fund	14%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended July 31, 2002 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains per share by $0.001 and increase the ratio of net investment income to average net assets from 4.02% to 4.03%. Per-share data and ratios for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Michigan Fund - Class A
	Year Ended July 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$9.480	$9.400	$9.590	$9.570	$9.040
Income (loss) from operations
Net investment income	$0.435	$0.456	$0.476	$0.486	$0.479
Net realized and unrealized gain (loss)	0.156	0.086	(0.190)	0.010	0.526
Total income from operations	$0.591	$0.542	$0.286	$0.496	$1.005
Less distributions
From net investment income	$(0.441)	$(0.462)	$(0.476)	$(0.476)	$(0.475)
Total distributions	$(0.441)	$(0.462)	$(0.476)	$(0.476)	$(0.475)
Net asset value - End of year	$9.630	$9.480	$9.400	$9.590	$9.570
Total Return(3)	6.34%	5.83%	2.96%	5.34%	11.37%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$53,522	$54,332	$4,079	$3,308	$2,838
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.80%	0.81%	0.79%	0.80%	0.86%
Expenses after custodian fee reduction(4)	0.79%	0.80%	0.78%	0.80%	0.85%
Net investment income	4.53%	4.81%	4.92%	5.11%	5.12%
Portfolio Turnover of the Portfolio(5)	2%	16%	12%	7%	8%
Portfolio Turnover of the Fund	21%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended July 31, 2002 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains per share by $0.001, and increase the ratio of net investment income to average net assets from 5.10% to 5.11%. Per-share data and ratios for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Michigan Fund - Class B
	Year Ended July 31,
	2005(1)		2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.580		$10.500	$10.710	$10.690	$10.090
Income (loss) from operations
Net investment income	$0.407		$0.445	$0.453	$0.461	$0.457
Net realized and unrealized gain (loss)	0.174		0.071	(0.213)	0.009	0.592
Total income from operations	$0.581		$0.516	$0.240	$0.470	$1.049
Less distributions
From net investment income	$(0.411)		$(0.436)	$(0.450)	$(0.450)	$(0.449)
Total distributions	$(0.411)		$(0.436)	$(0.450)	$(0.450)	$(0.449)
Net asset value - End of year	$10.750		$10.580	$10.500	$10.710	$10.690
Total Return(3)	5.76	%(4)	4.96%	2.19%	4.50%	10.59%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$8,460		$11,146	$66,608	$73,107	$77,957
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.55%		1.56%	1.54%	1.55%	1.60%
Expenses after custodian fee reduction(5)	1.54%		1.55%	1.53%	1.55%	1.59%
Net investment income	3.80%		4.14%	4.20%	4.34%	4.38%
Portfolio Turnover of the Portfolio(6)	2%		16%	12%	7%	8%
Portfolio Turnover of the Fund	21%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended July 31, 2002 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains per share by $0.001, and increase the ratio of net investment income to average net assets from 4.33% to 4.34%. Per-share data and ratios for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Minnesota Fund - Class A
	Year Ended July 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001
Net asset value - Beginning of year	$9.110	$9.090	$9.310	$9.410	$9.070
Income (loss) from operations
Net investment income	$0.422	$0.432	$0.449	$0.504	$0.488
Net realized and unrealized gain (loss)	0.206	0.029	(0.185)	(0.118)	0.336
Total income from operations	$0.628	$0.461	$0.264	$0.386	$0.824
Less distributions
From net investment income	$(0.418)	$(0.441)	$(0.484)	$(0.486)	$(0.484)
Total distributions	$(0.418)	$(0.441)	$(0.484)	$(0.486)	$(0.484)
Net asset value - End of year	$9.320	$9.110	$9.090	$9.310	$9.410
Total Return(3)	7.02%	5.12%	2.86%	4.22%	9.29%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$31,245	$29,369	$8,956	$7,370	$5,364
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.78%	0.79%	0.78%	0.77%	0.87%
Expenses after custodian fee reduction(4)	0.77%	0.79%	0.76%	0.75%	0.82%
Net investment income	4.55%	4.71%	4.83%	5.41%	5.26%
Portfolio Turnover of the Portfolio(5)	6%	12%	15%	26%	17%
Portfolio Turnover of the Fund	14%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended July 31, 2002 was to increase net investment income per share by $0.002, increase net realized and unrealized losses per share by $0.002, and increase the ratio of net investment income to average net assets from 5.39% to 5.41%. Per-share data and ratios for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Minnesota Fund - Class B
	Year Ended July 31,
	2005(1)		2004(1)	2003(1)	2002(1)(2)	2001
Net asset value - Beginning of year	$9.810		$9.790	$10.030	$10.130	$9.770
Income (loss) from operations
Net investment income	$0.380		$0.390	$0.411	$0.470	$0.451
Net realized and unrealized gain (loss)	0.205		0.029	(0.204)	(0.121)	0.352
Total income from operations	$0.585		$0.419	$0.207	$0.349	$0.803
Less distributions
From net investment income	$(0.375)		$(0.399)	$(0.447)	$(0.449)	$(0.443)
Total distributions	$(0.375)		$(0.399)	$(0.447)	$(0.449)	$(0.443)
Net asset value - End of year	$10.020		$9.810	$9.790	$10.030	$10.130
Total Return(3)	6.23	%(4)	4.33%	2.07%	3.52%	8.36%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$13,571		$15,212	$41,279	$44,110	$43,819
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.53%		1.54%	1.53%	1.52%	1.62%
Expenses after custodian fee reduction(5)	1.52%		1.54%	1.51%	1.50%	1.57%
Net investment income	3.81%		3.92%	4.11%	4.68%	4.52%
Portfolio Turnover of the Portfolio(6)	6%		12%	15%	26%	17%
Portfolio Turnover of the Fund	14%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended July 31, 2002 was to increase net investment income per share by $0.002, increase net realized and unrealized losses per share by $0.002, and increase the ratio of net investment income to average net assets from 4.66% to 4.68%. Per-share data and ratios for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Total return reflects an increase of 0.18% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	New Jersey Fund - Class A
	Year Ended July 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.130	$10.070	$10.320	$10.340	$9.760
Income (loss) from operations
Net investment income	$0.478	$0.508	$0.527	$0.558	$0.542
Net realized and unrealized gain (loss)	0.342	0.082	(0.248)	(0.043)	0.572
Total income from operations	$0.820	$0.590	$0.279	$0.515	$1.114
Less distributions
From net investment income	$(0.480)	$(0.530)	$(0.529)	$(0.535)	$(0.534)
Total distributions	$(0.480)	$(0.530)	$(0.529)	$(0.535)	$(0.534)
Net asset value - End of year	$10.470	$10.130	$10.070	$10.320	$10.340
Total Return(3)	8.24%	5.89%	2.67%	5.16%	11.71%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$175,624	$161,964	$31,548	$27,736	$19,212
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.81%	0.84%	0.82%	0.83%	0.88%
Expenses after custodian fee reduction(4)	0.80%	0.83%	0.82%	0.83%	0.87%
Net investment income	4.61%	4.99%	5.07%	5.46%	5.39%
Portfolio Turnover of the Portfolio(5)	-	15%	15%	26%	20%
Portfolio Turnover of the Fund	30%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended July 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001, and increase the ratio of net investment income to average net assets from 5.45% to 5.46%. Per-share data and ratios for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	New Jersey Fund - Class B
	Year Ended July 31,
	2005(1)		2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.570		$10.510	$10.780	$10.790	$10.180
Income (loss) from operations
Net investment income	$0.419		$0.445	$0.470	$0.504	$0.494
Net realized and unrealized gain (loss)	0.361		0.086	(0.271)	(0.039)	0.590
Total income from operations	$0.780		$0.531	$0.199	$0.465	$1.084
Less distributions
From net investment income	$(0.420)		$(0.471)	$(0.469)	$(0.475)	$(0.474)
Total distributions	$(0.420)		$(0.471)	$(0.469)	$(0.475)	$(0.474)
Net asset value - End of year	$10.930		$10.570	$10.510	$10.780	$10.790
Total Return(3)	7.68	%(4)	5.07%	1.80%	4.43%	10.88%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$72,228		$78,427	$228,575	$239,669	$238,445
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.56%		1.59%	1.57%	1.58%	1.63%
Expenses after custodian fee reduction(5)	1.55%		1.58%	1.57%	1.58%	1.62%
Net investment income	3.87%		4.12%	4.33%	4.72%	4.71%
Portfolio Turnover of the Portfolio(6)	-		15%	15%	26%	20%
Portfolio Turnover of the Fund	30%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended July 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001, and increase the ratio of net investment income to average net assets from 4.71% to 4.72%. Per-share data and ratios for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Pennsylvania Fund - Class A
	Year Ended July 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$9.730	$9.680	$9.870	$9.870	$9.480
Income (loss) from operations
Net investment income	$0.490	$0.513	$0.525	$0.565	$0.548
Net realized and unrealized gain (loss)	0.191	0.053	(0.171)	(0.021)	0.381
Total income from operations	$0.681	$0.566	$0.354	$0.544	$0.929
Less distributions
From net investment income	$(0.491)	$(0.516)	$(0.544)	$(0.544)	$(0.539)
Total distributions	$(0.491)	$(0.516)	$(0.544)	$(0.544)	$(0.539)
Net asset value - End of year	$9.920	$9.730	$9.680	$9.870	$9.870
Total Return(3)	7.14%	5.91%	3.60%	5.66%	10.05%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$166,734	$156,465	$17,109	$14,896	$11,411
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.85%	0.85%	0.83%	0.87%	0.89%
Expenses after custodian fee reduction(4)	0.84%	0.84%	0.83%	0.85%	0.85%
Net investment income	4.97%	5.27%	5.29%	5.74%	5.65%
Portfolio Turnover of the Portfolio(5)	1%	14%	23%	15%	15%
Portfolio Turnover of the Fund	16%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended July 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001, and increase the ratio of net investment income to average net assets by less than 0.01%. Per-share data and ratios for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Pennsylvania Fund - Class B
	Year Ended July 31,
	2005(1)		2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.060		$10.010	$10.210	$10.210	$9.800
Income (loss) from operations
Net investment income	$0.431		$0.458	$0.469	$0.510	$0.492
Net realized and unrealized gain (loss)	0.200		0.049	(0.182)	(0.026)	0.392
Total income from operations	$0.631		$0.507	$0.287	$0.484	$0.884
Less distributions
From net investment income	$(0.431)		$(0.457)	$(0.487)	$(0.484)	$(0.474)
Total distributions	$(0.431)		$(0.457)	$(0.487)	$(0.484)	$(0.474)
Net asset value - End of year	$10.260		$10.060	$10.010	$10.210	$10.210
Total Return(3)	6.58	%(4)	5.10%	2.81%	4.83%	9.21%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$47,747		$51,972	$204,087	$211,865	$218,068
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.60%		1.60%	1.58%	1.62%	1.65%
Expenses after custodian fee reduction(5)	1.59%		1.59%	1.58%	1.60%	1.61%
Net investment income	4.22%		4.48%	4.57%	5.00%	4.90%
Portfolio Turnover of the Portfolio(6)	1%		14%	23%	15%	15%
Portfolio Turnover of the Fund	16%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended July 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001, and increase the ratio of net investment income to average net assets by less than 0.01%. Per-share data and ratios for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Total return reflects an increase of 0.18% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of twenty-eight Funds, seven of which, each non-diversified, are included in these financial statements. They include Eaton Vance Arizona Municipals Fund (Arizona Fund), Eaton Vance Colorado Municipals Fund (Colorado Fund), Eaton Vance Connecticut Municipals Fund (Connecticut Fund), Eaton Vance Michigan Municipals Fund (Michigan Fund), Eaton Vance Minnesota Municipals Fund (Minnesota Fund), Eaton Vance New Jersey Municipals Fund (New Jersey Fund) and Eaton Vance Pennsylvania Municipals Fund (Pennsylvania Fund), individually, the Fund, collectively, the Funds. The Funds seek to achieve current income exempt from regular federal income tax and particular state or local income taxes by investing primarily in investment grade municipal obligations. The Funds offer two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of each Fund automatically convert to Class A shares eight years after their purchase as described in each Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses.

On September 17, 2004, the Arizona Fund, the Colorado Fund, the Connecticut Fund, the Michigan Fund, the Minnesota Fund, the New Jersey Fund and the Pennsylvania Fund received its pro rata share of cash and securities from the Arizona Municipals Portfolio (Arizona Portfolio), Colorado Municipals Portfolio (Colorado Portfolio), Connecticut Municipals Portfolio (Connecticut Portfolio), Michigan Municipals Portfolio (Michigan Portfolio), Minnesota Municipals Portfolio (Minnesota Portfolio), New Jersey Municipals Portfolio (New Jersey Portfolio) and Pennsylvania Municipals Portfolio (Pennsylvania Portfolio), in a complete liquidation of its interest in its corresponding Portfolio. Subsequent to September 17, 2004, each Fund invests directly in securities rather than through its corresponding Portfolio and maintains the same investment objective.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations - Municipal bonds, and taxable obligations, if any, are normally valued on the basis of valuations furnished by a pricing service. Futures contracts and options on futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Interest rate swaps are normally valued on the basis of valuations furnished by a broker. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income - Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount.

C  Federal Taxes - Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At July 31, 2005, the following Funds, for federal income tax purposes, had capital loss carryovers, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers are as follows:

Fund	Amount	Expires
Arizona	$177,375	July 31, 2008

	589,819	July 31, 2009

	536,449	July 31, 2010

	353,624	July 31, 2012

	691,155	July 31, 2013

Eaton Vance Municipals Funds as of July 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Fund	Amount	Expires
Colorado	$145,382	July 31, 2009

	146,689	July 31, 2010

	166,807	July 31, 2012

	350,515	July 31, 2013

Connecticut	242,814	July 31, 2008

	214,600	July 31, 2010

	502,297	July 31, 2012

	1,173,100	July 31, 2013

Michigan	562,654	July 31, 2008

	226,944	July 31, 2010

	681,536	July 31, 2011

Minnesota	340,808	July 31, 2008

	128,212	July 31, 2009

	214,916	July 31, 2010

	382,839	July 31, 2012

	504,289	July 31, 2013

New Jersey	1,190,382	July 31, 2009

	941,924	July 31, 2011

	3,296,401	July 31, 2012

	2,944,993	July 31, 2013

Pennsylvania	933,369	July 31, 2009

	1,301,218	July 31, 2010

	7,701,119	July 31, 2011

	1,108,751	July 31, 2012

	3,349,896	July 31, 2013

Dividends paid by each Fund from net interest on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies that will enable the Funds to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

Additionally, at July 31, 2005, Arizona Fund, Colorado Fund, Connecticut Fund, Minnesota Fund and Pennsylvania Fund had net capital losses of $1,552,491, $130,465, $191,617, $202,624 and $272,384 respectively, attributable to security transactions incurred after October 31, 2004. These are treated as arising on the first day of each Fund's taxable year ending July 31, 2006.

D  Financial Futures Contracts - Upon the entering of a financial futures contract, a Fund is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E  Options on Financial Futures Contracts - Upon the purchase of a put option on a financial futures contract by a Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Fund will realize a loss in the amount of the cost of the option. When a Fund enters into a closing sale transaction, a Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Fund exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

F  When-Issued and Delayed Delivery Transactions - The Funds may engage in when-issued and delayed delivery transactions. The Funds record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

G  Interest Rate Swaps - A Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Fund makes semi-annual payments at a fixed interest rate. In exchange, a Fund receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Fund does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

Eaton Vance Municipals Funds as of July 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

H  Legal Fees - Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

I  Expenses - The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

J  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balance each Fund maintains with IBT. All credit balances used to reduce the Funds' custodian fees are reported as a reduction of total expenses on the Statements of Operations.

K  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

L  Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

M  Other - Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

2  Distributions to Shareholders

The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

Eaton Vance Municipals Funds as of July 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

The tax character of distributions paid for the years ended July 31, 2005 and July 31, 2004 was as follows:

Year Ended 7/31/05	Arizona	Colorado	Connecticut	Michigan	Minnesota	New Jersey	Pennsylvania
Distributions declared from:
Tax-exempt income	$3,050,909	$1,274,077	$5,481,037	$2,850,862	$1,882,664	$10,766,519	$10,220,304
Ordinary income	$7,065	$44,579	$166,232	$25,806	$225	$5,425	$16,181
Year Ended 7/31/04	Arizona	Colorado	Connecticut	Michigan	Minnesota	New Jersey	Pennsylvania
Distributions declared from:
Tax-exempt income	$3,026,661	$1,422,121	$5,722,568	$2,977,968	$2,003,490	$11,848,514	$10,313,515
Ordinary income	$1,351	$39,165	$77,312	$12,234	$68,949	$3,336	$4,204

During the year ended July 31, 2005, the following amounts were reclassified due to differences between book and tax accounting for amortization and accretion on debt securities, market discount on disposal of securities, and capital losses:

	Arizona	Colorado	Connecticut	Michigan	Minnesota	New Jersey	Pennsylvania
Increase (decrease): Paid in capital	-	$(44,579)	$(246,797)	$1	$(330,092)	$(23,676)	$(1,809,455)
Accumulated net realized gain/(loss) on investments	$79,046	$5,686	$127,520	$10,327	$337,459	$119,042	$1,883,696
Accumulated undistributed income	$(79,046)	$38,893	$119,277	$(10,328)	$(7,367)	$(95,366)	$(74,241)

These changes had no effect on the net assets or net asset value per share of the Funds.

As of July 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Arizona	Colorado	Connecticut	Michigan	Minnesota	New Jersey	Pennsylvania
Undistributed income	$115,128	-	-	$65,879	-	$368,173	$232,459
Capital loss carryforward	$(2,348,422)	$(809,393)	$(2,132,811)	$(1,471,134)	$(1,571,064)	$(8,373,700)	$(14,394,353)
Unrealized gain	$6,150,700	$2,146,311	$9,328,962	$6,389,892	$3,260,510	$25,325,067	$16,725,998
Other temporary differences	$(1,811,911)	$(283,649)	$(751,095)	$(259,364)	$(362,866)	$(1,337,318)	$(1,696,386)

Eaton Vance Municipals Funds as of July 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

3  Shares of Beneficial Interest

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

	Arizona Fund
	Year Ended July 31,
Class A	2005	2004
Sales	1,667,472	2,733,332
Issued to shareholders electing to receive payments of distributions in Fund shares	130,065	58,866
Redemptions	(918,393)	(468,430)
Exchange from Class B shares	146,155	1,682,315
Net increase	1,025,299	4,006,083
	Arizona Fund
	Year Ended July 31,
Class B	2005	2004
Sales	98,780	145,924
Issued to shareholders electing to receive payments of distributions in Fund shares	36,349	92,652
Redemptions	(260,060)	(2,487,952)
Exchange to Class A shares	(131,415)	(1,530,200)
Net decrease	(256,346)	(3,779,576)
	Colorado Fund
	Year Ended July 31,
Class A	2005	2004
Sales	237,480	555,441
Issued to shareholders electing to receive payments of distributions in Fund shares	60,402	41,316
Redemptions	(188,956)	(386,904)
Exchange from Class B shares	107,020	925,644
Net increase	215,946	1,135,497

	Colorado Fund
	Year Ended July 31,
Class B	2005	2004
Sales	20,034	157,284
Issued to shareholders electing to receive payments of distributions in Fund shares	20,950	44,100
Redemptions	(168,078)	(1,084,505)
Exchange to Class A shares	(98,315)	(849,990)
Net decrease	(225,409)	(1,733,111)
	Connecticut Fund
	Year Ended July 31,
Class A	2005	2004
Sales	972,824	2,227,450
Issued to shareholders electing to receive payments of distributions in Fund shares	233,072	121,644
Redemptions	(983,152)	(1,383,098)
Exchange from Class B shares	278,219	5,743,654
Net increase	500,963	6,709,650
	Connecticut Fund
	Year Ended July 31,
Class B	2005	2004
Sales	113,716	200,639
Issued to shareholders electing to receive payments of distributions in Fund shares	67,072	183,313
Redemptions	(458,189)	(2,861,054)
Exchange to Class A shares	(279,446)	(5,769,498)
Net decrease	(556,847)	(8,246,600)
	Michigan Fund
	Year Ended July 31,
Class A	2005	2004
Sales	283,684	2,037,124
Issued to shareholders electing to receive payments of distributions in Fund shares	147,435	59,130
Redemptions	(715,396)	(408,206)
Exchange from Class B shares	110,676	3,611,969
Net increase (decrease)	(173,601)	5,300,017

Eaton Vance Municipals Funds as of July 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

	Michigan Fund
	Year Ended July 31,
Class B	2005	2004
Sales	38,336	122,371
Issued to shareholders electing to receive payments of distributions in Fund shares	17,801	104,496
Redemptions	(223,398)	(2,282,823)
Exchange to Class A shares	(99,064)	(3,234,210)
Net decrease	(266,325)	(5,290,166)
	Minnesota Fund
	Year Ended July 31,
Class A	2005	2004
Sales	239,377	1,133,734
Issued to shareholders electing to receive payments of distributions in Fund shares	96,720	51,053
Redemptions	(319,918)	(436,749)
Exchange from Class B shares	115,717	1,489,150
Net increase	131,896	2,237,188
	Minnesota Fund
	Year Ended July 31,
Class B	2005	2004
Sales	42,675	154,579
Issued to shareholders electing to receive payments of distributions in Fund shares	32,379	89,614
Redemptions	(164,612)	(1,528,068)
Exchange to Class A shares	(107,506)	(1,383,082)
Net decrease	(197,064)	(2,666,957)
	New Jersey Fund
	Year Ended July 31,
Class A	2005	2004
Sales	1,382,887	5,723,600
Issued to shareholders electing to receive payments of distributions in Fund shares	470,709	220,938
Redemptions	(1,592,561)	(1,745,009)
Exchange from Class B shares	522,226	8,660,337
Net increase	783,261	12,859,866

	New Jersey Fund
	Year Ended July 31,
Class B	2005	2004
Sales	543,847	652,645
Issued to shareholders electing to receive payments of distributions in Fund shares	165,276	468,294
Redemptions	(1,018,290)	(7,151,002)
Exchange to Class A shares	(500,175)	(8,291,619)
Net decrease	(809,342)	(14,321,682)
	Pennsylvania Fund
	Year Ended July 31,
Class A	2005	2004
Sales	1,649,277	5,365,005
Issued to shareholders electing to receive payments of distributions in Fund shares	473,908	193,952
Redemptions	(1,730,461)	(1,306,201)
Exchange from Class B shares	340,006	10,061,875
Net increase	732,730	14,314,631
	Pennsylvania Fund
	Year Ended July 31,
Class B	2005	2004
Sales	354,275	564,034
Issued to shareholders electing to receive payments of distributions in Fund shares	103,906	360,250
Redemptions	(638,905)	(6,419,960)
Exchange to Class A shares	(328,737)	(9,723,604)
Net decrease	(509,461)	(15,219,280)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of

Eaton Vance Municipals Funds as of July 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

securities). For the period from August 1, 2004 to September 17, 2004, the advisory fee allocated from each Portfolio is as follows:

Portfolio	Amount	Effective Rate*
Arizona	$28,992	0.33%
Colorado	8,234	0.21%
Connecticut	67,401	0.38%
Michigan	27,948	0.32%
Minnesota	14,902	0.25%
New Jersey	135,382	0.42%
Pennsylvania	119,209	0.43%

For the period from September 18, 2004 to July 31, 2005, each Fund paid advisory fees as follows:

Fund	Amount	Effective Rate*
Arizona	$187,692	0.32%
Colorado	53,311	0.20%
Connecticut	450,913	0.38%
Michigan	175,051	0.32%
Minnesota	96,129	0.25%
New Jersey	896,989	0.42%
Pennsylvania	795,172	0.43%

*  As a percentage of average daily net assets (annualized).

Except as to Trustees of the Funds who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Funds out of such investment adviser fee. EVM serves as the Administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended July 31, 2005, EVM earned $2,211, $1,159, $5,840, $3,330, $2,182, $9,928, and $11,502 in sub-transfer agent fees from Arizona Fund, Colorado Fund, Connecticut Fund, Michigan Fund, Minnesota Fund, New Jersey Fund and Pennsylvania Fund, respectively. The Funds were informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $8,896, $3,447, $8,153, $4,181, $2,951, $15,763 and $20,660 as its portion of the sales charge on sales of Class A shares from the Arizona Fund, Colorado Fund, Connecticut Fund, Michigan Fund, Minnesota Fund, New Jersey Fund and Pennsylvania Fund, respectively, for the year ended July 31, 2005.

Trustees of the Funds who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended July 31, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Funds are officers of the above organizations.

5  Distribution and Service Plans

Each Fund has in effect a distribution plan for Class B (Class B Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A (Class A Plan) (collectively, the Plans). The Class B Plan requires each Fund to pay EVD amounts equal to 1/365 of 0.75% of each Fund's daily net assets attributable to Class B shares, for providing ongoing distribution services and facilities to the respective Fund. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund's Class B shares and, accordingly, reduces each Fund's net assets. For the year ended July 31, 2005, the Class B shares of the Arizona Fund, Colorado Fund, Connecticut Fund, Michigan Fund, Minnesota Fund, New Jersey Fund and Pennsylvania Fund paid or accrued $136,601, $73,399, $254,593, $72,312, $109,149, $573,137 and $376,365, respectively, to EVD, representing 0.75% of each Fund's Class B average daily net assets. At July 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plans for Arizona Fund, Colorado Fund, Connecticut Fund, Michigan Fund, Minnesota Fund, New Jersey Fund and Pennsylvania Fund were approximately $985,000, $862,000, $1,284,000, $58,000, $731,000, $765,000 and $1,704,000, respectively.

The Plans authorize each Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.20% of each Fund's average daily net assets attributable to Class A and Class B shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts.

Eaton Vance Municipals Funds as of July 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Service fees are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. For the year ended July 31, 2005, Arizona Fund, Colorado Fund, Connecticut Fund, Michigan Fund, Minnesota Fund, New Jersey Fund and Pennsylvania Fund paid or accrued service fees to or payable to EVD in the amount of $97,033, $40,789, $201,572, $109,022, $59,166, $337,429 and $326,341, respectively, for Class A shares, and $36,427, $19,573, $67,892, $19,283, $29,107, $152,836 and $100,364, respectively, for Class B shares.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC received on Class B redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Class B Distribution Plan (see Note 5). CDSC received on Class B redemptions when no Uncovered Distribution Charges exist will be credited to each Fund. EVD received approximately $0, $0, $0, $0, $0, $2,000 and $2,000 of CDSC paid by Class A shareholders of Arizona Fund, Colorado Fund, Connecticut Fund, Michigan Fund, Minnesota Fund, New Jersey Fund and Pennsylvania Fund, respectively, for the year ended July 31, 2005. EVD received approximately $53,000, $20,000, $74,000, $44,000, $25,000, $118,000 and $97,000 of CDSC paid by Class B shareholders of Arizona Fund, Colorado Fund, Connecticut Fund, Michigan Fund, Minnesota Fund, New Jersey Fund and Pennsylvania Fund, respectively, for the year ended July 31, 2005.

7  Investments

Purchases and sales of investments by the Portfolio, other than U.S. Government securities, purchased options and short-term obligations, for the period from August 1, 2004 to September 17, 2004 were as follows:

Arizona Portfolio
Purchases	$-
Sales	1,136,442
Colorado Portfolio
Purchases	$1,024,030
Sales	1,565,407
Connecticut Portfolio
Purchases	$2,038,780
Sales	3,775,935
Michigan Portfolio
Purchases	$1,232,812
Sales	3,731,116
Minnesota Portfolio
Purchases	$2,572,885
Sales	3,383,615
New Jersey Portfolio
Purchases	$-
Sales	3,711,250
Pennsylvania Portfolio
Purchases	$1,669,930
Sales	3,845,660

Purchases and sales of investments by the Fund, other than U.S. Government securities, purchased options and short-term obligations, for the period from September 18, 2004 to July 31, 2005 were as follows:

Arizona Fund
Purchases	$17,499,908
Sales	10,600,615
Colorado Fund
Purchases	$4,905,647
Sales	5,470,860

Eaton Vance Municipals Funds as of July 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Connecticut Fund
Purchases	$18,183,891
Sales	19,250,645
Michigan Fund
Purchases	$13,006,324
Sales	16,347,314
Minnesota Fund
Purchases	$6,128,775
Sales	6,305,042
New Jersey Fund
Purchases	$72,847,932
Sales	78,448,317
Pennsylvania Fund
Purchases	$33,571,142
Sales	42,593,879

8  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at July 31, 2005, as computed on a federal income tax basis, are as follows:

Arizona Fund
Aggregate Cost	$68,184,861
Gross unrealized appreciation	$6,820,200
Gross unrealized depreciation	(832,115)
Net unrealized appreciation	$5,988,085
Colorado Fund
Aggregate Cost	$27,840,718
Gross unrealized appreciation	$2,221,446
Gross unrealized depreciation	(190,201)
Net unrealized appreciation	$2,031,245

Connecticut Fund
Aggregate Cost	$122,737,447
Gross unrealized appreciation	$9,238,485
Gross unrealized depreciation	(264,929)
Net unrealized appreciation	$8,973,556
Michigan Fund
Aggregate Cost	$56,013,279
Gross unrealized appreciation	$6,371,694
Gross unrealized depreciation	(146,014)
Net unrealized appreciation	$6,225,680
Minnesota Fund
Aggregate Cost	$41,677,337
Gross unrealized appreciation	$3,457,386
Gross unrealized depreciation	(305,286)
Net unrealized appreciation	$3,152,100
New Jersey Fund
Aggregate Cost	$221,336,535
Gross unrealized appreciation	$27,658,188
Gross unrealized depreciation	(3,341,119)
Net unrealized appreciation	$24,317,069
Pennsylvania Fund
Aggregate Cost	$191,537,207
Gross unrealized appreciation	$17,138,137
Gross unrealized depreciation	(1,475,065)
Net unrealized appreciation	$15,663,072

9  Line of Credit

The Funds participate with other portfolios and funds managed by BMR and EVM and their affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the portfolios or Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is

Eaton Vance Municipals Funds as of July 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At July 31, 2005, the Michigan Fund had a balance outstanding pursuant to this line of credit of $300,000. The Funds did not have any significant borrowings or allocated fees during the year ended July 31, 2005.

10  Financial Instruments

The Funds regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts, options on financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at July 31, 2005 is as follows:

Futures Contracts

Fund	Expiration Date	Contracts		Position	Aggregate Cost	Value	Net Unrealized Appreciation
Arizona	09/05	120 U.S. Treasury Bond		Short	$(14,000,115)	$(13,837,500)	$162,615
Colorado	09/05	69 U.S. Treasury Bond		Short	$(8,071,628)	$(7,956,562)	$115,066
		189	U.S.
	09/05	Treasury Bond		Short	$(22,110,652)	$(21,794,064)	$316,588
Connecticut	09/05	28 U.S. Treasury Note		Short	(3,146,381)	(3,107,563)	38,818
		86	U.S.
	09/05	Treasury Bond		Short	$(10,060,291)	$(9,916,875)	$143,416
Michigan	09/05	15 U.S. Treasury Note		Short	(1,685,562)	(1,664,766)	20,796
Minnesota	09/05	80 U.S. Treasury Bond		Short	$(9,333,410)	$(9,225,000)	$108,410
New Jersey	09/05	710 U.S. Treasury Bond		Short	$(82,879,873)	$(81,871,875)	$1,007,998
Pennsylvania	09/05	600 U.S. Treasury Bond		Short	$(70,250,426)	$(69,187,500)	$1,062,926

At July 31, 2005, the Funds had sufficient cash and/or securities to cover margin requirements on open futures contracts.

Eaton Vance Municipals Funds as of July 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

11  Shareholder Meeting (Unaudited)

The Trust held a Special Meeting of Shareholders on April 29, 2005 to elect Trustees. The results of the vote for each Fund were as follows:

Fund	Benjamin C. Esty	James B. Hawkes	Samuel L. Hayes, III	William H. Park	Ronald A. Pearlman	Norton H. Reamer	Lynn A. Stout	Ralph F. Verni
Arizona Fund
Affirmative	5,606,546	5,611,451	5,604,439	5,611,451	5,611,451	5,610,019	5,611,451	5,606,546
Withhold	94,260	89,355	96,367	89,355	89,355	90,787	89,355	94,260
Colorado Fund
Affirmative	2,368,083	2,372,344	2,366,402	2,372,344	2,368,083	2,366,402	2,393,795	2,372,344
Withhold	84,867	80,607	86,548	80,607	84,867	86,548	59,156	80,607
Connecticut Fund
Affirmative	10,231,340	10,231,340	10,230,802	10,231,340	10,277,189	10,299,828	10,225,444	10,225,444
Withhold	101,592	101,592	102,130	101,592	105,744	103,105	107,489	107,489
Michigan Fund
Affirmative	5,582,700	5,584,415	5,585,022	5,585,022	5,580,262	5,585,022	5,580,262	5,584,035
Withhold	93,550	91,835	91,228	91,228	95,988	91,228	95,988	92,215
Minnesota Fund
Affirmative	4,052,415	4,054,110	4,051,575	4,054,950	4,052,415	4,054,110	4,052,415	4,054,950
Withhold	55,793	54,099	56,633	53,259	55,793	54,099	55,793	53,259
New Jersey Fund
Affirmative	19,158,506	19,168,050	19,151,693	19,156,784	19,159,006	19,157,701	19,164,497	19,146,919
Withhold	414,924	405,380	421,737	416,646	414,424	415,729	408,933	426,511
Pennsylvania Fund
Affirmative	18,118,245	18,122,544	18,109,224	18,137,253	18,128,312	18,106,712	18,111,666	18,124,857
Withhold	230,303	226,004	239,324	211,295	220,236	241,836	236,882	223,691

Results are rounded to the nearest whole number.

Eaton Vance Municipals Funds as of July 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Municipals Trust and Shareholders of Eaton Vance Arizona Municipals Fund, Eaton Vance Colorado Municipals Fund, Eaton Vance Connecticut Municipals Fund, Eaton Vance Michigan Municipals Fund, Eaton Vance Minnesota Municipals Fund, Eaton Vance New Jersey Municipals Fund and Eaton Vance Pennsylvania Municipals Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Eaton Vance Arizona Municipals Fund, Eaton Vance Colorado Municipals Fund, Eaton Vance Connecticut Municipals Fund, Eaton Vance Michigan Municipals Fund, Eaton Vance Minnesota Municipals Fund, Eaton Vance New Jersey Municipals Fund and Eaton Vance Pennsylvania Municipals Fund (collectively, the "Funds") (certain of the series of Eaton Vance Municipals Trust) as of July 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of each Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at July 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of Eaton Vance Municipals Trust as of July 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 16, 2005

Eaton Vance Municipals Funds as of July 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends - The Funds designate the following amounts of dividends from net investment income as an exempt-interest dividend.

Arizona Municipals Fund  99.77%
Colorado Municipals Fund  96.62%
Connecticut Municipals Fund  97.06%
Michigan Municipals Fund  99.10%
Minnesota Municipals Fund  99.99%
New Jersey Municipals Fund  99.95%
Pennsylvania Municipals Fund  99.84%

Eaton Vance Municipals Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

The investment advisory agreements between each of Eaton Vance Arizona Municipals Fund, Eaton Vance Colorado Municipals Fund, Eaton Vance Connecticut Municipals Fund, Eaton Vance Michigan Municipals Fund, Eaton Vance Minnesota Municipals Fund, Eaton Vance New Jersey Municipals Fund and Eaton Vance Pennsylvania Municipals Fund (collectively the "Funds" and each individually a "Fund"), and the investment adviser, Boston Management and Research, each provide that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund.

In considering the annual approval of the investment advisory agreements between the Funds and the investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreements. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of each Fund with those of comparable funds;

•  An independent report comparing the expense ratio of each Fund to those of comparable funds;

•  Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of each advisory agreement and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein.

The Special Committee also considered the nature, extent and quality of the management services provided by the investment adviser. In so doing, the Special Committee considered the investment adviser's management capabilities with respect to the types of investments held by each Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory agreements. Specifically, the Special Committee considered the investment adviser's 30-person municipal bond team, which includes six portfolio managers and nine credit specialists who provide services to each Fund. The Special Committee noted that the investment adviser's municipal bond team affords the investment adviser extensive in-house research capabilities in addition to the other resources available to the investment adviser. The Special Committee also took into

Eaton Vance Municipals Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

account the time and attention to be devoted by senior management to the Funds and the other funds in the complex. The Special Committee evaluated the level of skill required to manage each Fund and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of each Fund.

In its review of comparative information with respect to each Fund's investment performance, the Special Committee concluded that each Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by each Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of each Fund, the Special Committee concluded that each Fund's expense ratio is within a range that is competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for each Fund and for all Eaton Vance funds as a group. The Special Committee also reviewed the benefits to Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to each Fund and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in managing the Funds, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the shareholders of the Funds.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreements. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreements, including the fee structures, is in the interests of shareholders.

Eaton Vance Municipals Funds

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Municipals Trust, (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and Vice President	Since 1985	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 158 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	158	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	148	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1986 and Chairman of the Board since 2005.	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	158	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	158	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	158	None

Norton H. Reamer 9/21/35	Trustee	Since 1985	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly, Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	158	None

Eaton Vance Municipals Funds

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	158	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	148	Director of W.P. Carey & Company LLC (manager of real estate investment trusts).

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas J. Fetter 8/20/43	President	Since 1993	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 68 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/21/66	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 41 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1993	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 43 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 158 registered investment companies managed by EVM or BMR.

James L. O'Connor 4/1/45	Treasurer	Since 1989	Vice President of BMR, EVM and EVD. Officer of 122 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 158 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Funds include additional information about the Trustees and officers of the Funds and can be obtained, without charge, by calling 1-800-225-6265.

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Investment Adviser
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of the Funds
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Municipals Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 800-225-6265.

313-9/05  7CSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

Eaton Vance Arizona Municipal Fund, Eaton Vance Colorado Municipals Fund, Eaton Vance Connecticut Municipals Fund, Eaton Vance Michigan Municipals Fund, Eaton Vance Minnesota Municipals Fund, Eaton Vance New Jersey Municipals Fund, and Eaton Vance Pennsylvania Municipals Fund (the “Fund(s)”) are series of Eaton Vance Municipals Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 28 series (the “Series”).  The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended July 31, 2004 and July 31, 2005 by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Eaton Vance Arizona Municipals Fund

Fiscal Years Ended	7/31/04	7/31/05

Audit Fees	$29,911	$23,895

Audit-Related Fees(1)	0	0

Tax Fees(2)	$9,400	$9,870

All Other Fees(3)	0	0

Total	$39,311	$33,765

Eaton Vance Colorado Municipals Fund

Fiscal Years Ended	7/31/04	7/31/05

Audit Fees	$27,171	$21,375

Audit-Related Fees(1)	0	0

Tax Fees(2)	$9,400	$9,870

All Other Fees(3)	0	0

Total	$36,571	$31,245

Eaton Vance Connecticut Municipals Fund

Fiscal Years Ended	7/31/04	7/31/05

Audit Fees	$36,132	$28,230

Audit-Related Fees(1)	0	0

Tax Fees(2)	$9,400	$9,870

All Other Fees(3)	0	0

Total	$45,532	$38,100

Eaton Vance Michigan Municipals Fund

Fiscal Years Ended	7/31/04	7/31/05

Audit Fees	$30,467	$23,895

Audit-Related Fees(1)	0	0

Tax Fees(2)	$9,400	$9,870

All Other Fees(3)	0	0

Total	$39,867	$33,765

Eaton Vance Minnesota Municipals Fund

Fiscal Years Ended	7/31/04	7/31/05

Audit Fees	$27,171	$21,375

Audit-Related Fees(1)	0	0

Tax Fees(2)	$9,400	$9,870

All Other Fees(3)	0	0

Total	$36,571	$31,245

Eaton Vance New Jersey Municipals Fund

Fiscal Years Ended	7/31/04	7/31/05

Audit Fees	$52,715	$40,910

Audit-Related Fees(1)	0	0

Tax Fees(2)	$9,400	$9,870

All Other Fees(3)	0	0

Total	$62,115	$50,780

Eaton Vance Pennsylvania Municipals Fund

Fiscal Years Ended	7/31/04	7/31/05

Audit Fees	$52,715	$40,910

Audit-Related Fees(1)	0	0

Tax Fees(2)	$9,400	$9,870

All Other Fees(3)	0	0

Total	$62,115	$50,780

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The Series comprising the Trust have varying fiscal year ends (July 31, August 31, and September 30).  The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by the principal accountant of each Series, Deloitte & Touche LLP (“D&T”), for the last two fiscal years of each Series.

Fiscal Years Ended	8/31/03	9/30/03	7/31/04	8/31/04	9/30/04	7/31/05

Audit Fees	$109,489	$99,601	$256,282	$114,330	$103,783	$200,590

Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0

Tax Fees(2)	$62,400	$46,800	$65,800	$63,600	$47,700	$69,090

All Other Fees(3)	$0	$0	$0	$0	$0	$0

Total	$171,889	$146,401	$322,082	$177,930	$151,483	$269,680

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the Funds’ fiscal years ended July 31, 2004 and July 31, 2005, $35,000 was billed for each such fiscal year by D&T the principal accountant for the Series, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c) (7) (ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge f its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’s respective principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	8/31/03	9/30/03	7/31/04	8/31/04	9/30/04	7/31/05

Registrant(1)	$62,400	$45,100	$65,800	$63,600	$46,800	$69,090

Eaton Vance (2)	$435,295	$448,295	$299,384	$291,084	$329,084	$316,143

(1)          Includes all of the Series of the Trust.

(2)          The investment adviser to the Series, as well as any of its affiliates that provide ongoing services to the Series, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 9.           Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

 The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations

Item 10. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipals Trust

By:	/s/ Thomas J. Fetter
Thomas J. Fetter
President

Date:	September 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James L. O’Connor
James L. O’Connor
Treasurer

Date:	September 16, 2005

By:	/s/ Thomas J. Fetter
Thomas J. Fetter
President

Date:	September 16, 2005